                           -------------------------
                             State Street Research
                           -------------------------
                                TAX-EXEMPT FUND
                           -------------------------

                           ANNUAL REPORT
                           December 31, 2001

                           ------------------
                             WHAT'S INSIDE
                           ------------------

                           FROM THE CHAIRMAN
                           America Begins to Regain
                           Its Optimism

                           PORTFOLIO MANAGER'S REVIEW
                           A Good Showing for Municipal Bonds

                           FUND INFORMATION
                           Facts and Figures

                           PLUS, COMPLETE PORTFOLIO HOLDINGS
                           AND FINANCIAL STATEMENTS

                                                    ---------------------------
                                                              DALBAR
                                                           MUTUAL FUND
                                                          SERVICE AWARD
                                                              2001
                                                    ---------------------------

                                                         For Excellence
                                                           in Service

[logo] STATE STREET RESEARCH

FROM THE CHAIRMAN

[Photo of Richard S. Davis]

DEAR SHAREHOLDER:
The U.S. economy limped into 2001 with a growth rate of just over 1%. The Federal Reserve Board acted quickly and decisively to help prop up consumer confidence and ignite business activity by initiating a series of interest rate cuts early in January. However, business found itself saddled with inventories as capital goods orders slipped and productivity made a poor showing, which raised labor costs. Consumers remained the one bright spot, as they continued to spend through the summer. However, by the time the tragic events of September 11 occurred, there was simply nothing on which to pin hopes of a quick recovery. The direct hit to airlines and insurance sectors was simply more than the U.S. economy or the stock market could bear. By November, the National Bureau of Economic Research reported that the U.S. economy had, in fact, been pushed into recession in March, as the needle of economic growth dipped into negative territory for the first time in a decade.

STOCKS. The U.S. stock market delivered double-digit losses over the 12 months ended December 31, 2001. Technology and telecommunications stocks suffered most, with some segments off by more than 50%. However, technology was also the strongest sector in the fourth quarter, raising hopes that 2002 could be a better year. The S&P 500 Index returned -11.88%.(1) Value stocks were more resilient than growth stocks, and small-cap value was one of the stock market's few positive performers. The Russell 2000 Value Index, a measure of small-cap value stock performance, returned 14.02% for the year.(1)

BONDS. The bond market helped cushion stock market losses for investors with diversified portfolios. Nearly all major segments of the U.S. bond market delivered respectable returns, with the highest quality corporate bonds leading the way. The Lehman Brothers Aggregate Bond Index, a broad measure of government and corporate bonds, gained 8.44%.(1) Short- and intermediate-term bonds outperformed long-term bonds. Even high-yield bonds delivered a positive return. The CSFB Global High Yield II Index rose 6.16% for the 12-month period.(1)

INTERNATIONAL. Economies around the globe felt the draft of a weakening U.S. economy. Economic growth slowed in most major industrial nations and for many emerging nations as well. Central banks lowered interest rates to help prop up sagging economies, and international bonds were the primary beneficiaries. A new prime minister in Japan kindled hopes that the nation might see an end to economic and financial woes that have plagued it for more than a decade, but hopes dimmed when no material change occurred. Virtually all major foreign stock markets were in the red. The MSCI EAFE Index, a common measure of foreign stock market performance, returned -21.44% for the 12-month period.(1)

LOOKING AHEAD. Although this year will be forever remembered for the unprecedented tragic events that took place on September 11, and the men and women who lost their lives, it is also important to remind ourselves that the basic political, military and economic strength of this great nation remains intact. The stock market's recovery in the final quarter of 2001 was a strong, positive sign that Americans have already regained their optimism. Now, more than ever, it is important to stay with your investment plan. And talk with your financial adviser. He or she can help you identify opportunities and strategies that look attractive in the current environment. It's a good way to start the new year.

    Sincerely,

/s/ Richard S. Davis

    Richard S. Davis
    Chairman

    December 31, 2001

(1) The S&P 500 Index (officially the "Standard and Poor's 500 Stock Price Index") is an unmanaged index of 500 U.S. stocks. The Lehman Brothers Municipal Bond Index is comprised of 8,000 fixed-rate investment grade municipal bonds, all from issuers larger than $50 million and with maturities greater than two years. The Russell 2000(R) Value Index contains only those stocks within the complete Russell 2000 Index (a small-company index) that show below-average growth. The Lehman Brothers Aggregate Bond Index includes fixed- rate debt issues rated investment grade or higher. The CSFB Global High Yield II Index mirrors the public high-yield debt market, representing a total of 250 different sectors within this market. The MSCI EAFE Index is a market capitalization- weighted index, comprised of stocks from Europe, Australasia and the Far East. The indexes do not take transaction charges into consideration. It is not possible to invest directly in an index.

(2) 4.06% for Class B(1) shares; 3.92% for Class B shares; 3.92% for Class C shares; 4.97% for Class S shares.

(3) KEEP IN MIND THAT PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value.

(4) Performance reflects a maximum 4.5% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable. Returns for Class B(1) reflect Class B performance through December 31, 1998. Class B (1) was introduced on January 1, 1999.

(5) Class S shares offered without a sales charge, are available through certain employee benefit plans and special programs.

PLEASE NOTE THAT THE DISCUSSION THROUGHOUT THIS SHAREHOLDER REPORT IS DATED AS INDICATED AND, BECAUSE OF POSSIBLE CHANGES IN VIEWPOINT, DATA AND TRANSACTIONS, SHOULD NOT BE RELIED UPON AS BEING CURRENT THEREAFTER.

-------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended December 31, 2001)
-------------------------------------------------------------------------------
TOTAL VALUE OF $10,000 INVESTED ON 12/31/91(3)
(Class A shares, at maximum applicable sales charge)


                  "12/91"                 9,550
                  "12/92"                10,440
                  "12/93"                11,705
                  "12/94"                10,897
                  "12/95"                12,704
                  "12/96"                13,076
                  "12/97"                14,406
                  "12/98"                15,241
                  "12/99"                14,579
                  "12/00"                16,052
                  "12/01"                16,798

            AVERAGE ANNUAL TOTAL RETURNS
            (at maximum applicable sales charge)(3)(4)(5)
            --------------------------------------------------------
                                 10 YEARS      5 YEARS        1 YEAR
            --------------------------------------------------------
            Class A               5.32%         4.17%         -0.06%
            --------------------------------------------------------
            Class B(1)            5.13%         4.01%         -0.94%
            --------------------------------------------------------
            Class B               5.14%         4.03%         -1.08%
            --------------------------------------------------------
            Class C               5.15%         4.38%          2.92%
            --------------------------------------------------------
            Class S               6.03%         5.41%          4.97%
            --------------------------------------------------------

                                                    TAXABLE
                                               EQUIVALENT YIELD
                                                 (35% federal
                                     YIELD       tax bracket)
            --------------------------------------------------------
            Class A                  4.11%           6.32%
            --------------------------------------------------------
            Class B(1)               3.61%           5.55%
            --------------------------------------------------------
            Class B                  3.60%           5.54%
            --------------------------------------------------------
            Class C                  3.60%           5.54%
            --------------------------------------------------------
            Class S                  4.62%           7.11%
            --------------------------------------------------------

Yield is based on net investment income for the 30 days ended December 31, 2001. While a substantial portion of income will be exempt from federal income tax, investors may be subject to alternative minimum tax and income may be subject to state or local tax. Investors should consult their tax adviser.

PORTFOLIO MANAGER'S REVIEW

Tax-Exempt Fund: A Good Showing for Municipal Bonds

[Photo of Paul Clifford]

     Paul Clifford
   Portfolio Manager

We spoke with Paul Clifford, portfolio manager of State Street Research Tax-Exempt Fund, about the year ended December 31, 2001 and his outlook for the period ahead.

Q: HOW DID THE FUND PERFORM LAST YEAR?

A: Class A shares returned 4.65% (does not reflect sales charge) for the 12 months ended December 31, 2001.(2) That was less than the Lehman Brothers Municipal Bond Index, which returned 5.13%.(1)

Q: WHAT FACTORS DROVE THE MUNICIPAL BOND MARKET DURING THE YEAR?

A: The supply of municipal bonds was higher than normal in 2001. Usually that's a negative. However, a volatile and difficult stock market supported the demand for municipals. In addition, low inflation provided a solid base for the fixed income markets in general. Municipal yields ended the year slightly higher than they were at the beginning of the year and credit spreads narrowed.

Q: WHAT ACCOUNTED FOR THE FUND'S PERFORMANCE?

A: Overall, the fund benefited from a strong environment for bonds. However, because we were slightly underweight in high-yield bonds, which were the market's strongest performers, we modestly underperformed the index. Our emphasis on longer-duration bonds also contributed to the fund's slight underperformance. (Duration is a measure of a fund's sensitivity to changing interest rates.) Falling interest rates in the last quarter brought the value of longer-term bonds down somewhat.

Q: WHAT INVESTMENTS HELPED THE FUND'S PERFORMANCE?

A: Pre-refunded bonds were our strongest performers. These short-term municipals rallied as yields fell in response to the Federal Reserve Board's interest rate cuts. The fund's investments in higher-yielding bonds also helped performance as credit spreads narrowed during the year. In addition, life care bonds and co-generation power bonds performed well as the individual securities held in those sectors benefited from improving fundamentals.

Q: WHAT WERE THE FUND'S DISAPPOINTMENTS?

A: Single-family mortgage revenue bonds performed poorly. As interest rates on mortgages fell dramatically, many homeowners took advantage of falling rates to refinance their mortgages. These prepayments hurt the value of mortgage bonds. Hospital sector performance was also disappointing, hurt by the deteriorating fundamentals of hospital bonds.

Q: WHAT IS YOUR OUTLOOK FOR THE YEAR AHEAD?

A: I expect the demand for municipal bonds to remain strong in the period ahead. The events of the past year have demonstrated to investors the benefits of diversification in their portfolios. We also expect investors to continue to favor fixed income investments in response to ongoing volatility in the equity markets. Going forward, I plan to reduce the fund's exposure to high-yield bonds and modestly shorten duration on the expectation that the next move in interest rates will probably be upward.

December 31, 2001


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                BOND QUALITY RATINGS*
                (by percentage of long-term investments)

                AAA                                 45%
                AA                                  15%
                A                                    7%
                BBB                                 24%
                BB                                   9%


                TOP 5 STATE REPRESENTATIONS
                (by percentage of net assets)

                CALIFORNIA                        13.6%
                NEW YORK                          11.2%
                FLORIDA                           10.9%
                GEORGIA                            9.0%
                COLORADO                           7.9%

                Total: 52.6%

                TOP 5 SECTORS
                (by percentage of net assets)

                TRANSIT/HIGHWAY                   11.8%
                STATE GENERAL OBLIGATION           9.8%
                SPECIAL/SALES TAX                  9.8%
                PRE-REFUNDED                       8.4%
                WATER/SEWER                        6.9%

                Total: 46.7%

                As rated by Standard & Poor's Corporation or
                Moody's Investors Service, Inc.

                * 15% of the above bonds were not rated but were
                  included among relevant rating categories as determined by the fund's portfolio manager.

STATE STREET RESEARCH TAX-EXEMPT FUND

-----------------------------------------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
December 31, 2001
-----------------------------------------------------------------------------------------------------------------
                                                         PRINCIPAL              MATURITY               VALUE
                                                           AMOUNT                 DATE                (NOTE 1)
-----------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS 98.7%
CALIFORNIA 13.6%

Santa Clara County Financing Authority, (VMC Facility
Replacement Project), 1994 Series A Bonds, Ambac
Insured, 7.75%* .....................................    $  1,000,000           11/15/2008           $  1,235,570

Foothill/Eastern Transportation Corridor Agency,
Senior Lien Convertible Capital Appreciation Bonds,
Series 1995A, 0.00% .................................       1,695,000            1/01/2010              1,671,727

Port Hueneme Redevelopment Agency, Central Community
Project, Tax Allocation Refunding Bonds, 1993, Ambac
Insured, 5.50% ......................................       1,800,000            5/01/2014              1,960,272

California Pollution Control Financing Authority,
Pollution Control Refunding Revenue Bonds, (San Diego
Gas & Electric Company), 1996 Series A, 5.90% .......       2,200,000            6/01/2014              2,310,682

Oakland Joint Powers Financing Authority, Lease
Revenue Refunding Bonds, (Oakland Convention
Centers), Series 2001, Ambac Insured, 5.50% .........       2,000,000           10/01/2014              2,181,720

California Educational Facilities Authority, Series
1994 Revenue Bonds, (Southwestern University
Project), Series 1995, 6.60% ........................       1,000,000           11/01/2014              1,105,150

County of Madera, California, Certificates of
Participation, (Valley Childrens Hospital Project),
Series 1995, MBIA Insured, 6.50% ....................       1,000,000            3/15/2015              1,185,640

California Pollution Control Financing Authority,
Pollution Control Revenue Bonds, (San Diego Gas &
Electric Company), 1991 Series A, Subject to AMT,
6.80% ...............................................         600,000            6/01/2015                683,118

Roseville Joint Union High School District, 1992
General Obligation Bonds, Series B, FGIC Insured,
0.00% ...............................................       1,000,000            8/01/2015                497,330

Foothill/Eastern Transportation Corridor Agency, Toll
Road Revenue Bonds (Fixed Rate), Capital Appreciation
Bonds, Senior Lien Series 1995 A, 0.00% .............       5,000,000            1/01/2019              2,019,350

Redevelopment Agency of the City of Pittsburg,
California, Tax Allocation Bonds, (Los Medanos
Community Development Project), Series 1999, Ambac
Insured, 0.00% ......................................       2,000,000            8/01/2019                760,560

County of Sacramento, Laguna Creek Ranch/Elliott
Ranch Community Facilities District No.1, (Elliott
Ranch), Improvement Area No. 2 Special Tax Refunding
Bonds, 6.30% ........................................       3,000,000            9/01/2021              3,099,150

Anaheim Public Financing Authority, Lease Revenue
Bonds, (Anaheim Public Improvement Project),
Subordinate, 1997 Series C, Capital Appreciation
Bonds, FSA Insured, 0.00% ...........................       3,125,000            9/01/2025                827,344

City of Davis, Public Facilities Financing Authority,
Local Agency Revenue Bonds, 1997 Series A, 6.60% ....       1,000,000            9/01/2025              1,040,630

Sacramento, California, City Financing Authority,
Senior Revenue Bonds, (Sacramento Convention Center
Hotel Project), 1999 Series A, 6.25% ................       3,000,000            1/01/2030              2,945,580

Foothill/Eastern Transportation Corridor Agency, Toll
Road Revenue Bonds Series 1995A Senior Lien, Pre-
Refunding to 1/01/2007 @ 96.22, 6.50% ...............       6,000,000            1/01/2032              6,838,320
                                                                                                     ------------
                                                                                                       30,362,143
                                                                                                     ------------
COLORADO 7.9%

Colorado Department of Transportation, Transportation
Revenue Anticipation Notes, Series 2001A, MBIA
Insured, 5.50% ......................................       3,000,000            6/15/2013              3,215,040

Colorado Water Resources and Power Development
Authority, Wastewater Revolving Fund, Refunding
Revenue Bonds, Series A, 5.25% ......................       1,000,000            9/01/2014              1,046,920

Colorado Water Resources and Power Development
Authority, Wastewater Revolving Fund, Refunding
Revenue Bonds, Series A, 5.00% ......................         590,000            9/01/2015                600,974

E-470 Public Highway Authority, Senior Revenue Bonds,
(Capital Appreciation Bonds), Series 1997B, MBIA
Insured, 0.00% ......................................       5,000,000            9/01/2016              2,295,150

Eaglebend Affordable Housing Corporation, Revenue
Refunding Bonds, (Multifamily Housing Project),
Series 1997A, 6.45% .................................       2,000,000            7/01/2021              1,956,640

Arapahoe County, Colorado, Public Highway Authority,
Capital Improvement Trust Fund, Highway Revenue Bond,
(E-470 Project), Pre-Refunded to 8/31/2005 @ 103,
7.00% ...............................................       5,000,000            8/31/2026              5,770,100

Colorado Housing and Finance Authority, Single Family
Program Senior and Subordinate Bonds, 2001 Series
A-2, Senior Bonds (AMT), 6.50% ......................       1,200,000            8/01/2031              1,322,208

Northwest Parkway Public Highway Authority, Revenue
Bonds, First Tier Subordinate Bonds (Current Interest
Bonds), Series 2001D, Ambac and FSA Insured, 7.125% .       1,500,000            6/15/2041              1,518,660
                                                                                                     ------------
                                                                                                       17,725,692
                                                                                                     ------------
CONNECTICUT 5.2%

State of Connecticut, Special Tax Obligation Bonds,
Transportation Infrastructure Purposes, 1991 Series
A, 6.50% ............................................       1,500,000           10/01/2012              1,735,305

State of Connecticut Health and Educational
Facilities Authority, Revenue Bonds, University of
Hartford Issue, Series D, 6.80% .....................       5,000,000            7/01/2022              5,100,500

State of Connecticut Health and Educational
Facilities Authority, Revenue Bonds, Quinnipiac
College Issue, Series D, 6.00% ....................         1,465,000            7/01/2023              1,464,121

State of Connecticut Health and Educational
Facilities Authority, Revenue Bonds, Quinnipiac
College Issue, Series D, Pre-Refunded to 7/1/2023 @
98.25, 6.00% ......................................         3,000,000            7/01/2023              3,218,160
                                                                                                     ------------
                                                                                                       11,518,086
                                                                                                     ------------
FLORIDA 10.9%

Grand Haven Community Development District (Flagler
County, Florida), Special Assessment Bonds, Series
1997 A, 6.30% .....................................         1,395,000            5/01/2002              1,396,200

Heritage Harbor Development District, (Hillsborough
County, Florida), Special Assessment Revenue Bonds,
Series 1997B, 6.00% ...............................           825,000            5/01/2003                825,181

City of Tampa, Florida Water and Sewer System
Refunding Revenue Bonds, Series 2002, FSA Insured,
 5.50%+ ...........................................         1,000,000           10/01/2011              1,063,090

Orlando Utilities Commission, Water and Electric
Subordinated Revenue Bonds, Series D, 6.75% .......         5,000,000           10/01/2017              5,923,150

Grand Haven Community Development District (Flagler
County, Florida), Special Assessment Bonds, Series
1997 B, 6.90% .....................................           710,000            5/01/2019                720,622

North Springs Improvement District, (Broward County,
Florida), Special Assessment Bonds, (Heron Bay
Project), Series 1997, 7.00% ......................           707,000            5/01/2019                736,362

Orange County, Florida, Health Facilities Authority,
First Mortgage Revenue Bonds, (Orlando Lutheran
Towers, Inc.), Series 1996, 8.75% .................         5,000,000            7/01/2026              5,372,150

Volusia County Educational Facility Authority,
Educational Facilities Revenue Bonds, (Embry-Riddle
Aeronautical University Project), Series 1996A, 6.125%      5,000,000           10/15/2026              5,138,950

Northern Palm Beach County, Florida, Improvement
District, Water Control and Improvement Bonds, Unit
of Development No. 9A, Series 1996A, 7.30% ........         3,000,000            8/01/2027              3,185,550
                                                                                                     ------------
                                                                                                       24,361,255
                                                                                                     ------------
GEORGIA 9.0%

State of Georgia, General Obligation Bonds, Series
1992B, 6.25% ........................................       4,300,000            3/01/2011              4,890,648

State of Georgia, General Obligation Bonds, Series
1994E, 6.75% ........................................       1,000,000           12/01/2012              1,189,200

City of Atlanta, Airport General Revenue Refunding
Bonds, Series 2000C, Subject to AMT, FGIC Insured,
6.25% ...............................................       3,070,000            1/01/2014              3,312,745

Municipal Electric Authority of Georgia, Project One
Subordinated Bonds, Series 1998A, MBIA Insured, 5.25%       2,000,000            1/01/2014              2,086,020

Metropolitan Atlanta Rapid Transit Authority,
Georgia, Sales Tax Revenue Bonds, Refunding Series P,
Ambac Insured, 6.25% ..............................         4,930,000            7/01/2020              5,658,457

City of Atlanta, Airport General Revenue and
Refunding Bonds, Series 2000A, FGIC Insured, 5.50% ..       3,000,000            1/01/2026              3,051,930
                                                                                                     ------------
                                                                                                       20,189,000
                                                                                                     ------------
ILLINOIS 1.4%

State of Illinois, General Obligation Bonds, Illinois
FIRST, Series 2001, MBIA Insured, 5.50% ...........         3,000,000            8/01/2017              3,186,000
                                                                                                     ------------
MAINE 1.5%

Finance Authority of Maine, Revenue Obligation
Securities, (Huntington Common Project), Series
1997A, 7.50% ......................................         4,000,000            9/01/2027              3,238,080
                                                                                                     ------------
MARYLAND 3.3%

Howard County, Maryland, Multifamily Mortgage
Refunding Bonds, (Chase Glen Project), Series 1994,
Mandatory Put 7/1/2004 @ 100, 7.00% ...............         5,000,000            7/01/2024              5,213,200

County of Anne Arundel, Maryland, Special Obligation
Revenue Bonds, (Arundel Mills Project), 7.10% .....         2,000,000            7/01/2029              2,122,620
                                                                                                     ------------
                                                                                                        7,335,820
                                                                                                     ------------
MASSACHUSETTS 6.3%

Massachusetts Industrial Finance Agency, First
Mortgage Revenue Bonds, (Berkshire Retirement
Community, Lenox-1994 Issue) Series A, 6.375% .......       1,500,000            7/01/2005              1,549,455

Massachusetts Bay Transportation Authority, General
Transportation System Bonds, Refunding Bonds, 1994
Series A, 7.00% ...................................         3,385,000            3/01/2014              4,061,154

The Commonwealth of Massachusetts, General Obligation
Bonds, Consolidated Loan of 2000, Series B, 5.25% .         3,000,000            6/01/2017              3,045,720

Massachusetts Water Pollution Abatement Trust, Water
Pollution Abatement Revenue Bonds, (MWRA Program),
Subordinated Series 1999 A, 6.00% .................         3,000,000            8/01/2017              3,361,830

Massachusetts Industrial Finance Agency, (Marina Bay
LLC Project-1997 Issue), 7.50% ....................         2,000,000           12/01/2027              2,068,680
                                                                                                     ------------
                                                                                                       14,086,839
                                                                                                     ------------
MICHIGAN 0.5%

State of Michigan, General Obligation Refunding
Bonds, Series 2001, 5.50% .........................         1,000,000           12/01/2015              1,071,050
                                                                                                     ------------
MINNESOTA 0.6%

Minnesota Housing Finance Authority, Single Family
Mortgage Bonds, 1994 Series E, 5.90% ..............         1,265,000            7/01/2025              1,292,286
                                                                                                     ------------

MISSOURI 1.0%

State Environmental Improvement and Energy Resources
Authority (State of Missouri), Water Pollution
Revenue Refunding Bonds (State Revolving Fund
Program-Master Trust), Series 2001B, 5.50% ........         2,000,000            7/01/2016              2,137,480
                                                                                                     ------------
NEVADA 5.6%

Clark County School District, Nevada, General
Obligation (Limited Tax), Building and Renovation
Bonds, Series 1997B, FGIC Insured, 5.25% ..........         5,045,000            6/15/2017              5,092,927

State of Nevada, General Obligation (Limited Tax)
Bonds, Nevada Municipal Bond Bank Project Nos. 49 and
50, Series November 1, 1995A, FGIC Insured, 5.50% .         5,000,000           11/01/2025              5,055,950

Director of the State of Nevada, Department of
Business and Industry, Revenue Bonds, (Las Vegas
Monorail Project), 1st Tier Series 2000, Ambac
Insured, 5.375% ...................................         2,500,000            1/01/2040              2,464,125
                                                                                                     ------------
                                                                                                       12,613,002
                                                                                                     ------------
NEW JERSEY 2.7%

New Jersey Transportation Trust Fund Authority,
Transportation System Bonds, 1996 Series B, 5.00% .         5,000,000            6/15/2017              4,997,200

New Jersey Transportation Trust Fund Authority,
Transportation Systems Bonds, 2001 Series B,
MBIA Insured, 6.00% ...............................         1,000,000           12/15/2019              1,091,170
                                                                                                     ------------
                                                                                                        6,088,370
                                                                                                     ------------
NEW MEXICO 1.8%

City of Farmington, New Mexico, Pollution Control
Revenue Refunding Bonds, (Public Service Company of
New Mexico San Juan Project), 1997 Series D, 6.375% .       4,000,000            4/01/2022              4,063,200
                                                                                                     ------------
NEW YORK 9.8%

Port Authority of New York and New Jersey, Special
Project Bonds, (KIAC Partners Project), Series 4,
Subject to AMT, 6.75% .............................         3,000,000           10/01/2011              3,115,440

New York Local Government Assistance Corp., Refunding
Bonds, (A Public Benefit Corporation of the State of
New York), Series 1993E, 6.00% ....................         2,500,000            4/01/2014              2,790,700

Dormitory Authority of the State of New York,
Department of Health of the State of New York,
Revenue Bonds, Series 1996, 5.75% .................         5,000,000            7/01/2017              5,148,650

Port Authority of New York and New Jersey, Special
Project Bonds, Series 6, (JFK International Air
Terminal LLC Project), Subject to AMT, MBIA Insured,
5.75% .............................................         2,000,000           12/01/2022              2,065,960

The Trust for Cultural Resources of the City of New
York, Revenue Refunding Bonds, (The Museum of Modern
Art), Series 2001A, Ambac Insured, 5.00% ..........         1,000,000            4/01/2023                965,030

Suffolk County, Industrial Development Agency, (New
York), Civic Facility Revenue Bonds, (The Southampton
Hospital Association Civic Facility), Series 1999A,
7.25% .............................................         1,500,000            1/01/2030              1,444,515

New York City Municipal Water Finance Authority,
Water and Sewer System Revenue Bonds, Fiscal 2000,
Series B, 5.125% ..................................         2,500,000            6/15/2031              2,422,400

New York City Municipal Water Finance Authority,
Water and Sewer System Revenue Bonds, Fiscal 2000
Series B, Prefunded, 6.00% ........................         1,090,000            6/15/2033              1,247,047

New York City Municipal Water Finance Authority,
Water and Sewer System Revenue Bonds, Fiscal 2000
Series B, Prefunded, 6.00% ........................           660,000            6/15/2033                740,679

New York City Municipal Water Finance Authority,
Water and Sewer System Revenue Bonds, Fiscal 2001,
Series A, 5.50% ...................................         2,000,000            6/15/2033              2,028,640
                                                                                                     ------------
                                                                                                       21,969,061
                                                                                                     ------------
OHIO 1.1%

County of Miami, Ohio, Hospital Facilities Revenue
Refunding and Improvement Bonds, (Upper Valley
Medical Center), Series 1996A, 6.25% ..............         2,500,000            5/15/2016              2,522,075
                                                                                                     ------------
PENNSYLVANIA 3.7%

Pennsylvania Economic Development Financing
Authority, Resource Recovery Revenue Bonds,
(Northampton Generating Project), Series 1994A,
6.40% .............................................         2,500,000            1/01/2009              2,534,125

Pennsylvania Economic Development Financing
Authority, Resource Recovery Revenue Bonds, (Colver
Project), Series 1994D, Subject to AMT, 7.05% .....         1,000,000           12/01/2010              1,038,050

Pennsylvania Turnpike Commission, Turnpike Revenue
Refunding Bonds, Series T of 2001, FGIC Insured,
5.50% .............................................         1,000,000           12/01/2013              1,075,820

Philadelphia Authority For Industrial Development,
Lease Revenue Bonds, Series B of 2001, FSA Insured,
5.50% .............................................         1,500,000           10/01/2020              1,538,685

Pennsylvania Economic Development Financing
Authority, Revenue Bonds, (Northwestern Human
Services, Inc. Project), 1998 Series A, 5.25% .....         3,000,000            6/01/2028              2,161,890
                                                                                                     ------------
                                                                                                        8,348,570
                                                                                                     ------------

PUERTO RICO 3.0%

Puerto Rico Highway and Transportation Authority,
Transportation Revenue Bonds, Series A, Ambac
Insured, 0.00% ....................................         1,765,000            7/01/2016                853,995

Commonwealth of Puerto Rico, Public Improvement
Refunding Bonds, General Obligation Bonds, Series
1999, 5.25% .......................................         2,000,000            7/01/2017              2,048,060

Puerto Rico Highway and Transportaion Authority,
Transportation Revenue Bonds, Series B, Ambac
Insured, 5.75% ....................................         1,500,000            7/01/2019              1,602,390

Puerto Rico Public Finance Corporation, Revenue
Bonds, Series E, 6.00% ............................         2,000,000            8/01/2026              2,169,320
                                                                                                     ------------
                                                                                                        6,673,765
                                                                                                     ------------

SOUTH CAROLINA 2.3%

Tobacco Settlment Revenue Management Authority,
Tobacco Settlement Asset-Backed Bonds, Series 2001B,
6.375% ............................................         4,750,000            5/15/2030              5,021,225
                                                                                                     ------------
TEXAS 5.0%

Amarillo, Texas, Health Facilities Corporation,
Hospital Revenue Bonds, (Baptist St. Anthony's
Hospital Corporation Project), Series 1998, FSA
Insured, 5.50% ....................................         2,830,000            1/01/2014              2,942,266

Texas Water Development Board, State Revolving Fund,
Senior Lien Revenue Bonds, Program Series 1998A,
4.75% .............................................         1,000,000            7/15/2020                933,310

Harris County-Houston Sports Authority, Senior Lien
Revenue Refunding Bonds, Series 2001A, MBIA Insured,
0.00% .............................................         3,000,000           11/15/2020              1,031,070

La Joya Independent School District (Hidalgo County,
Texas), Unlimited Tax School Building Bonds, Series
2000, PSF-GTD Insured, 5.50% ......................         3,000,000            2/15/2025              3,035,820

Austin Texas Convertible Enterprises, Inc.,
Convention Center Hotel First Tier Revenue Bonds,
Series 2001A, 6.70% ...............................         1,250,000            1/01/2028              1,261,750

Cities of Dallas and Fort Worth, Texas, Dallas/Fort
Worth International Airport, Joint Revenue
Improvement and Refunding Bonds, Series 2001A, FGIC
Insured, 5.50% ....................................         2,000,000           11/01/2035              1,965,460
                                                                                                     ------------
                                                                                                       11,169,676
                                                                                                     ------------

UTAH 1.2%

Intermountain Power Agency, Utah, Power Supply
Revenue Refunding Bonds, Series A, 6.15% ..........         1,580,000            7/01/2014              1,741,760

Intermountain Power Agency, Utah, Power Supply
Revenue Refunding Bonds, 1996, Series A, 6.15% ....           920,000            7/01/2014                977,629
                                                                                                     ------------
                                                                                                        2,719,389
                                                                                                     ------------

WISCONSIN 1.3%

Southeast Wisconsin Professional Baseball Park
District, Sales Tax Revenue Refunding Bonds, Series,
1998A, MBIA Insured, 5.50% ........................         2,800,000           12/15/2016              2,968,924
                                                                                                     ------------
Total Municipal Bonds
(Cost $209,592,006) ......................................................................            220,660,988
                                                                                                     ------------
SHORT-TERM OBLIGATIONS 1.7%

Clark County School District, Nevada, Adjustable Rate
General Obligation (Limited Tax) School Bonds, Series
B, FSA Insured, 1.80% .............................           700,000            6/15/2021(+)             700,000

New York City Water Finance Authority, Water and
Sewer Sytem Revenue Bonds, Adjustable Rate, 2000
Series C, 1.80% .....................................       1,000,000            6/15/2033(+)           1,000,000

New York Job Development Authority, Unit Priced
Demand Adjustable Special Purpose Bonds, Series A-1
through A-42 1989, 1.80% ............................         600,000            3/01/2005(+)             600,000

New York State Energy Research and Development
Authority, Pollution Control Refunding Revenue Bonds,
(New York Electric & Gas Corporation Project),
1994 Series D, 1.75% ................................         700,000           10/01/2029(+)             700,000

The City of New York, General Obligation Bonds, 1994
Series A-10, 1.75% ..................................         700,000            3/01/2016(+)             700,000

The City of New York, General Obligation Bonds, 1994
Series A-9, 1.75% ...................................         100,000            8/01/2017(+)             100,000

Lone Star Texas Airport Improvement Authority, Inc.,
Multiple Mode Demand Revenue Bonds, (American
Airlines, Inc. Project), 1984 Issue A, 1.00% ........         100,000           12/01/2014(+)             100,000
                                                                                                     ------------
Total Short-Term Obligations (Cost $3,900,000) ...........................................              3,900,000
                                                                                                     ------------
Total Investments (Cost $213,492,006) - 100.4% ...........................................            224,560,988
Cash and Other Assets, Less Liabilities - (0.4%) .........................................               (888,961)
                                                                                                     ------------
Net Assets - 100.0% ......................................................................           $223,672,027
                                                                                                     ------------

Federal Income Tax Information:
At December 31, 2001, the net unrealized appreciation of investments based on cost for federal income tax purposes of $213,492,006 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of
  value over tax cost ....................................................................           $ 12,784,774
Aggregate gross unrealized depreciation for all investments in which there is an excess of
  tax cost over value ....................................................................             (1,715,792)
                                                                                                     ------------
                                                                                                     $ 11,068,982
                                                                                                     ============
-----------------------------------------------------------------------------------------------------------------
(+) Interest rates on these obligations may reset daily.
  + The delivery and payment of this security is beyond the normal settlement time. The purchase price and interest rate are fixed at the trade date although interest is not earned until settlement date.
  * This security is being used to collateralize the delayed delivery purchase noted above. The total market value of segregated securities is $1,235,570.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TAX-EXEMPT FUND

----------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
----------------------------------------------------------------------------
December 31, 2001

ASSETS
Investments, at value (Cost $213,492,006) (Note 1) ...........  $224,560,988
Cash .........................................................        64,609
Interest receivable ..........................................     3,883,982
Receivable for securities sold ...............................       410,000
Receivable for fund shares sold ..............................       262,330
Other assets .................................................        41,232
                                                                ------------
                                                                 229,223,141
LIABILITIES
Payable for securities purchased .............................     4,250,750
Payable for fund shares redeemed .............................       626,518
Dividends payable ............................................       251,344
Accrued management fee (Note 2) ..............................       103,965
Accrued distribution and service fees (Note 4) ...............        84,999
Accrued transfer agent and shareholder services
  (Note 2) ...................................................        70,646
Accrued administration fee (Note 2) ..........................        19,756
Accrued trustees' fees (Note 2) ..............................         3,933
Other accrued expenses .......................................       139,203
                                                                ------------
                                                                   5,551,114
                                                                ------------
NET ASSETS                                                      $223,672,027
                                                                ============
Net Assets consist of:
  Undistributed net investment income ........................     $  47,119
  Unrealized appreciation of investments .....................    11,068,982
  Accumulated net realized loss ..............................      (887,301)
  Paid-in capital ............................................   213,443,227
                                                                ------------
                                                                $223,672,027
                                                                ============
Net Asset Value and redemption price per share of
  Class A shares ($167,652,643 / 20,461,485 shares) ..........         $8.19
                                                                       =====
Maximum offering Price per share of Class A shares
  ($8.19 / 0.955) ............................................         $8.58
                                                                       =====
Net Asset Value and offering price per share of Class B(1)
  shares ($16,987,196 / 2,077,468 shares)* ...................         $8.18
                                                                       =====
Net Asset Value and offering price per share of
  Class B shares ($30,602,651 / 3,735,246 shares)* ...........         $8.19
                                                                       =====
Net Asset Value and offering price per share of
  Class C shares ($2,616,190 / 319,439 shares)* ..............         $8.19
                                                                       =====
Net Asset Value, offering price and redemption price per
  share of Class S shares ($5,813,347 / 711,394 shares) ......         $8.17
                                                                       =====
----------------------------------------------------------------------------
*Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

----------------------------------------------------------------------------
STATEMENT OF OPERATIONS
----------------------------------------------------------------------------
For the year ended December 31, 2001

INVESTMENT INCOME
Interest .....................................................  $  12,741,507
EXPENSES
Management fee (Note 2) ......................................      1,227,188
Distribution and service fees - Class A (Note 4) .............        493,161
Distribution and service fees - Class B(1) (Note 4) ..........        132,839
Distribution and service fees - Class B (Note 4) .............        365,033
Distribution and service fees - Class C (Note 4) .............         23,340
Transfer agent and shareholder services (Note 2) .............        426,067
Reports to shareholders ......................................        152,426
Custodian fee ................................................        147,460
Administration fee (Note 2) ..................................        106,616
Audit fee ....................................................         30,555
Legal fees ...................................................         22,562
Registration fees ............................................         18,400
Trustees' fees (Note 2) ......................................         13,501
Miscellaneous ................................................         23,301

                                                                -------------
                                                                    3,182,449
Fees paid indirectly (Note 2) ................................        (22,242)

                                                                -------------
                                                                    3,160,207

                                                                -------------

Net investment income ........................................      9,581,300

                                                                -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments (Notes 1 and 3) .............      2,050,263
Change in unrealized depreciation of investments .............     (1,812,305)

                                                                -------------
Net gain on investments ......................................        237,958

                                                                -------------
Net increase in net assets resulting from operations .........  $   9,819,258
                                                                =============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TAX-EXEMPT FUND

----------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------

                                                                     YEARS ENDED DECEMBER 31
                                                               ---------------------------------------
                                                                     2000                   2001
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income .......................................     $  10,486,997           $  9,581,300
Net realized gain on investments ............................           227,278              2,050,263
Change in unrealized appreciation
  (depreciation) of investments .............................        10,681,742             (1,812,305)
                                                                  -------------           ------------
Net increase resulting from operations ......................        21,396,017              9,819,258
                                                                  -------------           ------------
Dividends from net investment
  income:
  Class A ...................................................        (7,947,794)            (7,277,509)
  Class B(1) ................................................          (328,239)              (496,526)
  Class B ...................................................        (1,709,347)            (1,359,767)
  Class C ...................................................           (80,757)               (86,948)
  Class S ...................................................          (438,401)              (313,431)
                                                                  -------------           ------------
                                                                    (10,504,538)            (9,534,181)
                                                                  -------------           ------------
Net decrease from fund share transactions (Note 6) ..........       (26,259,873)            (2,997,710)
                                                                  -------------           ------------
Total decrease in net assets ................................       (15,368,394)            (2,712,633)
NET ASSETS
Beginning of year ...........................................       241,753,054            226,384,660
                                                               ----------------       ----------------
End of year (including undistributed net investment income of
  $0 and $47,119 respectively) ..............................      $226,384,660           $223,672,027
                                                                  =============           ============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TAX-EXEMPT FUND

----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
----------------------------------------------------------------------------
December 31, 2001

NOTE 1
State Street Research Tax-Exempt Fund is a series of State Street Research Tax-Exempt Trust (the "Trust"), which was organized as a Massachusetts business trust in December 1985 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists presently of two separate funds: State Street Research Tax-Exempt Fund and State Street Research New York Tax-Free Fund.

The investment objective of the fund is to seek a high level of interest income exempt from federal income taxes. In seeking to achieve its investment objective, the fund invests primarily in tax-exempt debt obligations which the investment manager believes will not involve undue risk.

The fund offers five classes of shares. Class A shares are subject to an initial sales charge of up to 4.50%. Class A shares pay annual distribution and service fees equal to 0.30% of average daily net assets. Class B(1) and Class B pay annual distribution and service fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) shares are subject to a contingent deferred sales charge on certain redemptions made within six years of purchase. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect, wholly-owned subsidiary of MetLife, Inc. ("MetLife"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENT VALUATION
Tax-exempt securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term obligations are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

B. SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. NET INVESTMENT INCOME
Net investment income is determined daily and consists of interest accrued and discount earned, less amortization of premium and the estimated daily expenses of the fund. Interest income is accrued daily as earned. The fund is charged for expenses directly attributable to it, while indirect expenses are allocated between both funds in the Trust.

D. DIVIDENDS
Dividends are declared daily by the fund based upon projected net investment income and paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The fund has designated $69,639 as ordinary income dividends and $9,464,542 as tax exempt dividends.

E. FEDERAL INCOME TAXES
No provision for federal income taxes is necessary because the fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At December 31, 2001, the fund had a capital loss carryforward of $719,193 available, to the extent provided in regulations, to offset future capital gains, if any, of which $425,641 and $293,552 expires on December 31, 2007 and 2008, respectively.

F. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. SECURITIES LENDING
The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the fund will bear the loss. During the year ended December 31, 2001, there were no loaned securities.

NOTE 2
The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.55% of the fund's average daily net assets. In consideration of these fees, the Adviser furnishes the fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended December 31, 2001, the fees pursuant to such agreement amounted to $1,227,188.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect, wholly-owned subsidiary of MetLife, provides certain shareholder services to the fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the fund. Total shareholder service costs are allocated to each fund in the same ratios as the transfer agent costs. During the year ended December 31, 2001, the amount of such expenses was $181,337.

The fund has entered into an arrangement with its transfer agent whereby credits realized as a result of invested cash balances were used to reduce a portion of the fund's expenses. During the year ended December 31, 2001, the fund's transfer agent fees were reduced by $22,242 under this arrangement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $13,501 during the year ended December 31, 2001.

The fund has agreed to pay the Adviser for certain administrative costs incurred in providing other assistance and services to the fund. The fee is based on a fixed amount that has been allocated equally among State Street Research funds. During the year ended December 31, 2001, the amount of such expenses was $106,616.

NOTE 3
For the year ended December 31, 2001, purchases and sales of securities, exclusive of short-term obligations, aggregated $78,219,966 and $83,893,615, respectively.

NOTE 4
The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plans, the fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1), Class B and Class C shares. In addition, the fund pays annual distribution fees of 0.05% of average daily net assets for Class A and 0.75% of average daily net assets for Class B(1), Class B and Class C shares. The Distributor uses such payments for personal services and/ or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended December 31, 2001, fees pursuant to such plans amounted to $493,161, $132,839, $365,033 and $23,340 for Class A,
Class B(1), Class B and Class C shares, respectively. For Class A, Class B, and Class C shares, the payments are intended to reimburse the distributor for expenditures incurred under the plan, and any unused payments are returnable to the fund. As of December 31, 2001, there were $470,105, $1,158,388 and $1,722,893 for Class A, Class B and Class C, respectively, of unreimbursed distribution and shareholder servicing related expenses to be carried forward to future plan years. For Class B(1) shares, the payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund.

The fund has been informed that the Distributor and MetLife Securities, Inc., a wholly-owned subsidiary of MetLife, earned initial sales charges aggregating $42,035 and $254,082, respectively, on sales of Class A shares of the fund during the year ended December 31, 2001, and that MetLife Securities, Inc. earned commissions aggregating $240,656, $8 and $123 on sales of Class B(1), Class B and Class C shares, and the Distributor collected contingent deferred sales charges aggregating $46,303, $48,717 and $88 on redemptions of Class B
(1), Class B and Class C shares, respectively, during the same year.

NOTE 5
At a meeting held on August 1, 2001, the Board of Trustees voted that it is in the best interest of State Street Research New York Tax-Free Fund's (the "New York Tax-Free Fund") shareholders to merge the New York Tax-Free Fund into the fund.

A Special Meeting of Shareholders of New York Tax-Free Fund has been scheduled for February 12, 2002. At this meeting, shareholders will be asked to consider and approve an Agreement and Plan of Reorganization between New York Tax-Free Fund and the fund.

If the proposal is approved by the shareholders of New York Tax-Free Fund, the fund would acquire substantially all of the assets and liabilities of New York Tax-Free Fund. As a result of this transaction, shareholders of New York Tax-Free Fund would receive in exchange for shares of the fund, shares of the corresponding class of the fund with an aggregate value equivalent to the aggregate net asset value of their New York Tax-Free Fund investment at the time of the transaction. The transaction is conditioned upon the receipt of an opinion of counsel to the effect that the transaction would be free from federal income taxes to the shareholders of New York Tax-Free Fund.

NOTE 6
The Trustees have the authority to issue an unlimited number of shares of beneficial interest at $0.001 par value per share. At December 31, 2001, MetLife owned 58,578 Class B(1) shares of the fund.

These transactions break down by share class as follows:

                                                        YEARS ENDED DECEMBER 31
                                 ---------------------------------------------------------------------
                                                2000                                2001
                                 ----------------------------------  ---------------------------------
CLASS A                              SHARES            AMOUNT            SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold ...................       2,162,835       $ 17,051,849        8,768,030       $ 72,564,030
Issued upon reinvestment of
  dividends from net investment
  income ......................         725,169          5,738,780          649,330          5,350,267
Shares redeemed ...............      (4,949,421)       (39,010,052)      (9,252,187)       (76,421,135)
                                     ----------       ------------     ------------       ------------
Net increase (decrease) .......      (2,061,417)      ($16,219,423)         165,173       $  1,493,162
                                     ==========       ============     ============       ============

CLASS B(1)                           SHARES            AMOUNT            SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold ...................         483,915       $  3,827,409        1,028,705       $  8,465,966
Issued upon reinvestment of
  dividends from net investment
  income ......................          30,496            241,347           43,582            358,756
Shares redeemed ...............        (243,633)        (1,914,396)        (219,400)        (1,800,823)
                                     ----------       ------------     ------------       ------------
Net increase ..................         270,778       $  2,154,360          852,887       $  7,023,899
                                     ==========       ============     ============       ============

CLASS B                              SHARES            AMOUNT            SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold ...................          92,752       $    735,423          293,688       $  2,415,287
Issued upon reinvestment of
  dividends from net investment
  income ......................         161,553          1,277,582          165,884          1,359,767
Shares redeemed ...............      (1,626,194)       (12,757,293)      (1,641,317)       (13,566,335)
                                     ----------       ------------     ------------       ------------
Net decrease ..................      (1,371,889)      ($10,744,288)      (1,181,745)      ($ 9,791,281)
                                     ==========       ============     ============       ============

CLASS C                              SHARES            AMOUNT            SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold ...................         128,449       $  1,016,644          231,329       $  1,904,094
Issued upon reinvestment of
  dividends from net investment
  income ......................           6,457             51,067            6,110             50,351
Shares redeemed ...............        (147,719)        (1,168,490)        (167,811)        (1,385,574)
                                     ----------       ------------     ------------       ------------
Net increase (decrease) .......         (12,813)      ($   100,779)          69,628       $    568,871
                                     ==========       ============     ============       ============

CLASS S                              SHARES            AMOUNT            SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold ...................         319,589       $  2,492,581           48,305       $    396,681
Issued upon reinvestment of
  dividends from net investment
  income ......................          28,151            222,287           25,118            206,418
Shares redeemed ...............        (517,669)        (4,064,611)        (352,560)        (2,895,460)
                                     ----------       ------------     ------------       ------------
Net decrease ..................        (169,929)      ($ 1,349,743)        (279,137)      ($ 2,292,361)
                                     ==========       ============     ============       ============
------------------------------------------------------------------------------------------------------

STATE STREET RESEARCH TAX-EXEMPT FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                                CLASS A
                                               --------------------------------------------------------------------------
                                                                          YEARS ENDED DECEMBER 31
                                               --------------------------------------------------------------------------
                                                 1997             1998             1999             2000            2001
------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF YEAR ($)           8.10             8.51             8.54             7.79            8.18
                                                -----            -----            -----            -----           -----
  Net investment income ($)                      0.40             0.40             0.39             0.38            0.37
  Net realized and unrealized gain (loss)
    on investments and futures
    contracts ($)                                0.40             0.08            (0.75)            0.39            0.00
                                                -----            -----            -----            -----           -----
TOTAL FROM INVESTMENT OPERATIONS ($)             0.80             0.48            (0.36)            0.77            0.37
                                                -----            -----            -----            -----           -----
  Dividends from net investment income ($)      (0.39)           (0.41)           (0.39)           (0.38)          (0.36)
  Distributions from capital gains ($)            --             (0.04)           (0.00)             --              --
                                                -----            -----            -----            -----           -----
TOTAL DISTRIBUTIONS ($)                         (0.39)           (0.45)           (0.39)           (0.38)          (0.36)
                                                -----            -----            -----            -----           -----
NET ASSET VALUE, END OF YEAR ($)                 8.51             8.54             7.79             8.18            8.19
                                                =====            =====            =====            =====           =====
Total return (%)(a)                             10.17             5.79            (4.34)           10.10            4.65
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)       209,552          205,773          174,256          166,043         167,653
Expense ratio (%)                                1.08             1.03             1.15             1.28            1.27
Expense ratio after expense reductions (%)       1.08             1.02             1.15             1.28            1.26
Ratio of net investment income to average
  net assets (%)                                 4.91             4.69             4.64             4.77            4.45
Portfolio turnover rate (%)                     60.48            36.22            24.60            17.47           34.88

                                                                                CLASS B(1)
                                                       ------------------------------------------------------
                                                                         YEARS ENDED DECEMBER 31
                                                       ------------------------------------------------------
                                                             1999(b)                2000                 2001
-------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF YEAR ($)                         8.54                 7.79                 8.16
                                                               ----                 ----                 ----
  Net investment income ($)                                    0.32                 0.32                 0.31
  Net realized and unrealized gain (loss) on
    investments and futures contracts ($)                     (0.74)                0.37                 0.02
                                                              -----                -----                -----
TOTAL FROM INVESTMENT OPERATIONS ($)                          (0.42)                0.69                 0.33
                                                              -----                -----                -----
  Dividends from net investment income ($)                    (0.33)               (0.32)               (0.31)
  Distribution from capital gains ($)                         (0.00)                 --                   --
                                                              -----                -----                -----
TOTAL DISTRIBUTIONS ($)                                       (0.33)               (0.32)               (0.31)
                                                              -----                -----                -----
NET ASSET VALUE, END OF YEAR ($)                               7.79                 8.16                 8.18
                                                              =====                =====                =====
Total return (%)(a)                                           (5.05)                9.07                 4.06
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                       7,428                9,999               16,987
Expense ratio (%)                                              1.90                 2.00                 1.97
Expense ratio after expense reductions (%)                     1.90                 2.00                 1.96
Ratio of net investment income to average net
  assets (%)                                                   3.89                 4.01                 3.72
Portfolio turnover rate (%)                                   24.60                17.47                34.88
-------------------------------------------------------------------------------------------------------------
(a) Does not reflect any front-end or contingent deferred sales charges.
(b) January 1, 1999 (commencement of share class) to December 31, 1999.

STATE STREET RESEARCH TAX-EXEMPT FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                CLASS B
                                               --------------------------------------------------------------------------
                                                                          YEARS ENDED DECEMBER 31
                                               --------------------------------------------------------------------------
                                                1997             1998             1999             2000             2001
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)           8.10             8.51             8.54             7.79            8.18
                                                -----            -----            -----            -----           -----
  Net investment income ($)                      0.34             0.34             0.32             0.32            0.31
  Net realized and unrealized gain (loss)
    on investments and futures
    contracts ($)                                0.40             0.08            (0.74)            0.39            0.01
                                                -----            -----            -----            -----           -----
TOTAL FROM INVESTMENT OPERATIONS ($)             0.74             0.42            (0.42)            0.71            0.32
                                                -----            -----            -----            -----           -----
  Dividends from net investment income ($)      (0.33)           (0.35)           (0.33)           (0.32)          (0.31)
  Distributions from capital gains ($)            --             (0.04)           (0.00)             --              --
                                                -----            -----            -----            -----           -----
TOTAL DISTRIBUTIONS ($)                         (0.33)           (0.39)           (0.33)           (0.32)          (0.31)
                                                -----            -----            -----            -----           -----
NET ASSET VALUE, END OF YEAR ($)                 8.51             8.54             7.79             8.18            8.19
                                                =====            =====            =====            =====           =====
Total return (%)(a)                              9.35             5.01            (5.05)            9.32            3.92
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)        54,093           63,445           49,002           40,218          30,603
Expense ratio (%)                                1.83             1.78             1.90             2.00            1.97
Expense ratio after expense reductions (%)       1.83             1.77             1.90             2.00            1.96
Ratio of net investment income to average
  net assets (%)                                 4.15             3.93             3.88             4.04            3.76
Portfolio turnover rate (%)                     60.48            36.22            24.60            17.47           34.88

                                                                                CLASS C
                                               --------------------------------------------------------------------------
                                                                          YEARS ENDED DECEMBER 31
                                               --------------------------------------------------------------------------
                                                1997             1998             1999              2000            2001
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)           8.10             8.50             8.54             7.79            8.18
                                                -----            -----            -----            -----           -----
  Net investment income ($)                      0.34             0.33             0.32             0.32            0.31
  Net realized and unrealized gain (loss)
    on investments and futures
    contracts ($)                                0.39             0.10            (0.74)            0.39            0.01
                                                -----            -----            -----            -----           -----
TOTAL FROM INVESTMENT OPERATIONS ($)             0.73             0.43            (0.42)            0.71            0.32
                                                -----            -----            -----            -----           -----
  Dividends from net investment income ($)      (0.33)           (0.35)           (0.33)           (0.32)          (0.31)
  Distributions from capital gains ($)            --             (0.04)           (0.00)             --              --
                                                -----            -----            -----            -----           -----
TOTAL DISTRIBUTIONS ($)                         (0.33)           (0.39)           (0.33)           (0.32)          (0.31)
                                                -----            -----            -----            -----           -----
NET ASSET VALUE, END OF YEAR ($)                 8.50             8.54             7.79             8.18            8.19
                                                =====            =====            =====            =====           =====
Total return (%)(a)                              9.23             5.14            (5.04)            9.32            3.92
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)         2,836            3,982            2,046            2,043           2,616
Expense ratio (%)                                1.83             1.78             1.90             2.00            1.97
Expense ratio after expense reductions (%)       1.83             1.77             1.90             2.00            1.96
Ratio of net investment income to average
  net assets (%)                                 4.16             3.86             3.88             4.04            3.74
Portfolio turnover rate (%)                     60.48            36.22            24.60            17.47           34.88
------------------------------------------------------------------------------------------------------------------------
(a) Does not reflect any front-end or contingent deferred sales charges.

STATE STREET RESEARCH TAX-EXEMPT FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (cont'd)
--------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                                CLASS S
                                               --------------------------------------------------------------------------
                                                                          YEARS ENDED DECEMBER 31
                                               --------------------------------------------------------------------------
                                                1997             1998             1999              2000            2001
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)           8.09             8.49             8.52             7.77            8.16
                                                -----            -----            -----            -----           -----
  Net investment income ($)                      0.42             0.42             0.40             0.39            0.38
  Net realized and unrealized gain (loss)
    on investments and futures
    contracts ($)                                0.39             0.08            (0.74)            0.40            0.02
                                                -----            -----            -----            -----           -----
TOTAL FROM INVESTMENT OPERATIONS ($)             0.81             0.50            (0.34)            0.79            0.40
                                                -----            -----            -----            -----           -----
  Dividends from net investment income ($)      (0.41)           (0.43)           (0.41)           (0.40)          (0.39)
  Distributions from capital gains ($)            --             (0.04)           (0.00)             --              --
                                                -----            -----            -----            -----           -----
TOTAL DISTRIBUTIONS ($)                         (0.41)           (0.47)           (0.41)           (0.40)          (0.39)
                                                -----            -----            -----            -----           -----
NET ASSET VALUE, END OF YEAR ($)                 8.49             8.52             7.77             8.16            8.17
                                                =====            =====            =====            =====           =====
Total return (%)(a)                             10.33             6.07            (4.11)           10.44            4.97
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)         8,817           10,713            9,021            8,082           5,813
Expense ratio (%)                                0.83             0.78             0.90             1.00            0.97
Expense ratio after expense reductions (%)       0.83             0.77             0.90             1.00            0.96
Ratio of net investment income to average
  net assets (%)                                 5.15             4.93             4.88             5.05            4.76
Portfolio turnover rate (%)                     60.48            36.22            24.60            17.47           34.88
------------------------------------------------------------------------------------------------------------------------
(a) Does not reflect any front-end or contingent deferred sales charges.

STATE STREET RESEARCH TAX-EXEMPT FUND

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH
TAX-EXEMPT TRUST AND THE SHAREHOLDERS OF
STATE STREET RESEARCH TAX-EXEMPT FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Tax-Exempt Fund (a series of State Street Research Tax-Exempt Trust, hereafter referred to as the "Trust") at December 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As described in Note 5, the Board of Trustees voted to merge State Street Research New York Tax-Free Fund into the fund in February 2002.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 7, 2002

STATE STREET RESEARCH TAX-EXEMPT FUND

--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

Class A shares of State Street Research Tax-Exempt Fund returned 4.65% (does not reflect sales charge) for the 12 months ended December 31, 2001. The fund slightly outperformed the Lipper General Muncipal Debt Funds Average, which gained 3.90% for the same period, and underperformed the Lehman Brothers Municipal Bond Index, which returned 5.13%.

A volatile and difficult stock market supported the demand for municipal bonds. In a weak environment, lower-quality bonds outperformed higher-quality bonds and short-duration bonds outperformed longer durations. Our investment in higher-yielding bonds contributed to the fund's performance. However, because we were slightly underweighted in the sector, it was a drag on relative performance. We were also hurt by our investments in single-family mortgage revenue bonds and hospital bonds. As interest rates rose slightly during the last quarter of 2001 and the performance of longer-term bonds deteriorated somewhat, our emphasis on longer-duration bonds also contributed to the fund's slight underperformance.

Pre-refunded bonds were our strongest performers. Life care bonds and co-generation power bonds also made positive contributions to results.

December 31, 2001

KEEP IN MIND THAT PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value. Performance reflects a maximum 4.5% Class A share front-end sales charge, or 5% Class B or B(1) share or 1% Class C share contingent deferred sales charge, where applicable. Returns for Class B(1) reflect Class B performance through December 31, 1998. Class B(1) was introduced on January 1, 1999. Class S shares, offered without a sales charge, are available only to certain employee benefit plans and through special programs. The Lipper General Municipal Debt Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper average shows you how well the fund has done compared to competing funds. The Lehman Brothers Municipal Bond Index is comprised of 8,000 fixed-rate investment-grade municipal bonds, all from issues larger than $50 million and with maturities greater than two years. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in the index. Results are for illustration purposes only.

                   CHANGE IN VALUE OF $10,000 BASED ON THE
               LEHMAN BROTHERS MUNICIPAL BOND INDEX COMPARED TO
                     CHANGE IN VALUE OF $10,000 INVESTED
                              IN TAX-EXEMPT FUND

Class A
                                                     Lehman Brothers
                                                      Municipal Bond
                         Tax-Exempt Fund                  Index
"12/91"                      $ 9,550                     $10,000
"12/92"                       10,440                      10,882
"12/93"                       11,705                      12,218
"12/94"                       10,897                      11,587
"12/95"                       12,704                      13,609
"12/96"                       13,076                      14,212
"12/97"                       14,406                      15,518
"12/98"                       15,241                      16,524
"12/99"                       14,579                      16,184
"12/00"                       16,052                      18,075
"12/01"                       16,798                      19,001


Class B(1)
                                                     Lehman Brothers
                                                      Municipal Bond
                         Tax-Exempt Fund                  Index
"12/91"                      $10,000                     $10,000
"12/92"                       10,932                      10,882
"12/93"                       12,206                      12,218
"12/94"                       11,279                      11,587
"12/95"                       13,052                      13,609
"12/96"                       13,332                      14,212
"12/97"                       14,579                      15,518
"12/98"                       15,310                      16,524
"12/99"                       14,536                      16,184
"12/00"                       15,854                      18,075
"12/01"                       16,498                      19,001


Class B

                                                     Lehman Brothers
                                                      Municipal Bond
                         Tax-Exempt Fund                  Index
"12/91"                      $10,000                     $10,000
"12/92"                       10,932                      10,882
"12/93"                       12,206                      12,218
"12/94"                       11,279                      11,587
"12/95"                       13,052                      13,609
"12/96"                       13,332                      14,212
"12/97"                       14,579                      15,518
"12/98"                       15,310                      16,524
"12/99"                       14,536                      16,184
"12/00"                       15,891                      18,075
"12/01"                       16,514                      19,001


Class C

                                                     Lehman Brothers
                                                      Municipal Bond
                         Tax-Exempt Fund                  Index
"12/91"                      $10,000                     $10,000
"12/92"                       10,932                      10,882
"12/93"                       12,204                      12,218
"12/94"                       11,278                      11,587
"12/95"                       13,034                      13,609
"12/96"                       13,331                      14,212
"12/97"                       14,562                      15,518
"12/98"                       15,309                      16,524
"12/99"                       14,537                      16,184
"12/00"                       15,892                      18,075
"12/01"                       16,516                      19,001


Class S

                                                     Lehman Brothers
                                                      Municipal Bond
                         Tax-Exempt Fund                  Index
"12/91"                      $10,000                     $10,000
"12/92"                       10,932                      10,882
"12/93"                       12,245                      12,218
"12/94"                       11,442                      11,587
"12/95"                       13,359                      13,609
"12/96"                       13,800                      14,212
"12/97"                       15,226                      15,518
"12/98"                       16,151                      16,524
"12/99"                       15,487                      16,184
"12/00"                       17,104                      18,075
"12/01"                       17,955                      19,001

STATE STREET RESEARCH TAX-EXEMPT FUND

                                    TERM OF                                                     NUMBER OF
                                    OFFICE                                                        FUNDS
                                     AND                                                         IN FUND
                                    LENGTH                                                       COMPLEX          OTHER
                       POSITION(s)    OF                                                        OVERSEEN       DIRECTORSHIPS
NAME, ADDRESS             HELD       TIME                                                      BY TRUSTEE/       HELD BY
AND AGE(a)              WITH FUND   SERVED(b)      PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS    OFFICER(c)   TRUSTEE/OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

BRUCE R. BOND           Trustee      Since    Retired; formerly Chairman of the Board, Chief         25    Ceridian Corporation
(55)                                 1999     Executive Officer and President, PictureTel
                                              Corporation (video conferencing systems)

-----------------------------------------------------------------------------------------------------------------------------------
STEVEN A. GARBAN        Trustee      Since    Retired; formerly Senior Vice President for Finance    48    Metropolitan Series
(64)                                 1997     and Operations and Treasurer, The Pennsylvania               Fund, Inc.(d)
                                              State University

-----------------------------------------------------------------------------------------------------------------------------------
DEAN O. MORTON          Trustee      Since    Retired; formerly Executive Vice President, Chief      48    The Clorox Company;
(69)                                 1986     Operating Officer and Director, Hewlett-Packard              KLA-Tencor
                                              Company (computer manufacturer)                              Corporation; BEA
                                                                                                           Systems, Inc.;
                                                                                                           Cepheid; Pharsight
                                                                                                           Corporation; and
                                                                                                           Metropolitan Series
                                                                                                           Fund, Inc.(d)

------------------------------------------------------------------------------------------------------------------------------------
SUSAN M. PHILLIPS       Trustee      Since    Dean, School of Business and Public Management,        25    None
(57)                                 1998     George Washington University; formerly a member of
                                              the Board of Governors of the Federal Reserve
                                              System; Chairman and Commissioner of the Commodity
                                              Futures Trading Commission

------------------------------------------------------------------------------------------------------------------------------------
TOBY ROSENBLATT         Trustee      Since    President, Founder Investments Ltd. (investments);     48    A.P. PHARMA, Inc.; and
(63)                                 1993     formerly, President, The Glen Ellen Company                  Metropolitan
                                              (private investment firm)                                    Series Fund, Inc.(d)
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL S. SCOTT        Trustee      Since    Jay W. Forrester Professor of Management, Sloan        48    Metropolitan Series
MORTON                               1987     School of Management, Massachusetts Institute of              Fund, Inc.(d)
(64)                                          Technology

-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

RICHARD S. DAVIS        Trustee      Since    Chairman of the Board, President and Chief             30    None
(56)                                 2000     Executive Officer of State Street Research &
                                              Management Company; previously, Senior Vice
                                              President, Fixed Income Investments, Metropolitan
                                              Life Insurance Company and Managing Director, J.P.
                                              Morgan Investment Management

-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

PAUL J. CLIFFORD, JR.    Vice        Since    Senior Vice President of State Street Research &        2    None
(39)                   President     1993     Management Company; formerly, Vice President of
                                              State Street Research & Management Company

-----------------------------------------------------------------------------------------------------------------------------------
JOHN H. KALLIS           Vice        Since    Senior Vice President of State Street Research &       21    None
(61)                   President     1994     Management Company

-----------------------------------------------------------------------------------------------------------------------------------
JOHN S. LOMBARDO         Vice        Since    Executive Vice President and Chief Financial           30    None
(47)                   President     2001     Officer of State Street Research & Management
                                              Company; formerly, Senior Vice President, Product
                                              and Financial Management, MetLife Auto & Home

-----------------------------------------------------------------------------------------------------------------------------------
MARK A. MARINELLA        Vice        Since    Executive Vice President of State Street Research &    19    None
(43)                   President     2001     Management Company; formerly, Senior Vice President
                                              of State Street Research & Management Company and
                                              principal and senior portfolio manager, STW Fixed
                                              Income Management Ltd.

-----------------------------------------------------------------------------------------------------------------------------------
DOUGLAS A. ROMICH      Treasurer     Since    Senior Vice President and Treasurer of State Street    30    None
(45)                                 2001     Research & Management Company; formerly, Vice
                                              President of State Street Research & Management
                                              Company

-----------------------------------------------------------------------------------------------------------------------------------
FRANCIS J. MCNAMARA,   Secretary     Since    Executive Vice President, General Counsel and          30    None
III                                  1995     Secretary of State Street Research & Management
(46)                                          Company; formerly, Senior Vice President of State
                                              Street Research & Management Company

-----------------------------------------------------------------------------------------------------------------------------------

The Fund's Statement of Additional Information includes additional information about the Fund's trustees, and is available without charge, by contacting State Street Research, One Financial Center, Boston, Massachusetts 02111-2690, or by calling toll-free
1-87-SSR-FUNDS (1-877-773-8637).

(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.
(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective
    Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.
(c) Includes all series of 11 investment companies for which State Street Research & Management Company has served as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc. is
    MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-adviser to certain series of
    Metropolitan Series Fund, Inc.
(d) Serves as Director of Metropolitan Series Fund, Inc., an investment company comprising 23 separate portfolios.

STATE STREET RESEARCH TAX-EXEMPT FUND                         -----------------
One Financial Center                                              PRSRT STD
Boston, MA 02111-2690                                               AUTO
                                                              U.S. POSTAGE PAID
                                                                HOLLISTON, MA
                                                                PERMIT NO. 20
                                                              -----------------


QUESTIONS? COMMENTS?
E-MAIL us at:
        info@ssrfunds.com
VISIT us on the Internet at:
        WWW.SSRFUNDS.COM
CALL us toll-free at 1-87-SSR-FUNDS (1-877-773-8637)
        Hearing-impaired: 1-800-676-7876
        Chinese- and Spanish-speaking: 1-888-638-3193
WRITE us at:
        State Street Research
        Service Center
        P.O. Box 8408
        Boston, MA 02266-8408

[logo] STATE STREET RESEARCH

(C)2002 State Street Research Investment Services, Inc., One Financial Center, Boston, MA 02111-2690

This report is prepared for the general information of current shareholders.

This publication must be accompanied or preceded by a current State Street Research Tax-Exempt Fund prospectus.

When used after March 31, 2002, this report must be accompanied by a current Quarterly Performance Update. Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

CONTROL NUMBER: (exp0203) SSR-LD                                   TE-1222-0202

                           -------------------------
                             State Street Research
                           -------------------------
                            NEW YORK TAX-EXEMPT FUND
                           -------------------------

                           ANNUAL REPORT
                           December 31, 2001

                           ------------------
                             WHAT'S INSIDE
                           ------------------

                           FROM THE CHAIRMAN
                           America Begins to Regain
                           Its Optimism

                           PORTFOLIO MANAGER'S REVIEW
                           A Strong Environment for Municipal Bonds

                           FUND INFORMATION
                           Facts and Figures

                           PLUS, COMPLETE PORTFOLIO HOLDINGS
                           AND FINANCIAL STATEMENTS

                                                    ---------------------------
                                                              DALBAR
                                                           MUTUAL FUND
                                                          SERVICE AWARD
                                                              2001
                                                    ---------------------------

                                                         For Excellence
                                                           in Service

[logo] STATE STREET RESEARCH

[photo of Richard S. Davis]

DEAR SHAREHOLDER:
The U.S. economy limped into 2001 with a growth rate of just over 1%. The Federal Reserve Board acted quickly and decisively to help prop up consumer confidence and ignite business activity by initiating a series of interest rate cuts early in January. However, business found itself saddled with inventories as capital goods orders slipped and productivity made a poor showing, which raised labor costs. Consumers remained the one bright spot, as they continued to spend through the summer. However, by the time the tragic events of September 11 occurred, there was simply nothing on which to pin hopes of a quick recovery. The direct hit to airlines and insurance sectors was simply more than the U.S. economy or the stock market could bear. By November, the National Bureau of Economic Research reported that the U.S. economy had, in fact, been pushed into recession in March, as the needle of economic growth dipped into negative territory for the first time in a decade.

STOCKS
The U.S. stock market delivered double-digit losses over the 12 months ended December 31, 2001. Technology and telecommunications stocks suffered most, with some segments off by more than 50%. However, technology was also the strongest sector in the fourth quarter, raising hopes that 2002 could be a better year. The S&P 500 Index returned -11.88%.(1) Value stocks were more resilient than growth stocks, and small-cap value was one of the stock market's few positive performers. The Russell 2000(R) Value Index, a measure of small-cap value stock performance, returned 14.02% for the year.(1)

BONDS
The bond market helped cushion stock market losses for investors with diversified portfolios. Nearly all major segments of the U.S. bond market delivered respectable returns, with the highest quality corporate bonds leading the way. The Lehman Brothers Aggregate Bond Index, a broad measure of government and corporate bonds, gained 8.44%.(1) Short- and intermediate-term bonds outperformed long-term bonds. Even high-yield bonds delivered a positive return. The CSFB Global High Yield II Index rose 6.16% for the 12-month period.(1)

INTERNATIONAL
Economies around the globe felt the draft of a weakening U.S. economy. Economic growth slowed in most major industrial nations and in many emerging nations as well. Central banks lowered interest rates to help prop up sagging economies, and international bonds were the primary beneficiaries. A new prime minister in Japan kindled hopes that the nation might see an end to economic and financial woes that have plagued it for more than a decade, but hopes dimmed when no material change occurred. Virtually all major foreign stock markets were in the red. The Morgan Stanley Capital International EAFE Index, a common measure of foreign stock market performance, returned -21.44% for the 12-month period.(1)

LOOKING AHEAD
Although this year will be forever remembered for the unprecedented tragic events that took place on September 11, and the men and women who lost their lives, it is also important to remind ourselves that the basic political, military and economic strength of this great nation remains intact. The stock market's recovery in the final quarter of 2001 was a strong, positive sign that Americans have already regained their optimism. Now, more than ever, it is important to stay with your investment plan. And talk with your financial adviser. He or she can help you identify opportunities and strategies that look attractive in the current environment. It's a good way to start the new year.

    Sincerely,

/s/ Richard S. Davis

    Richard S. Davis
    Chairman

    December 31, 2001

(1) The S&P 500 Index (officially the "Standard & Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The Lehman Brothers Municipal Bond Index is comprised of 8,000 fixed-rate investment grade municipal bonds, all from issuers larger than $50 million and with maturities greater than two years. The Russell 2000(R) Value Index contains only those stocks within the complete Russell 2000(R) Index (a small-company index) that show below-average growth. The Lehman Brothers Aggregate Bond Index includes fixed- rate debt issues rated investment grade or higher. The CSFB Global High Yield II Index mirrors the public high-yield debt market, representing a total of 250 different sectors within this market. The Morgan Stanley Capital International EAFE Index is a market capitalization-weighted index comprised of stocks from Europe, Australasia and the Far East. The indexes are unmanaged and do not take transaction charges into consideration. It is not possible to invest directly in an index.

(2) 3.44% for Class B(1) shares; 3.44% for Class B shares; 3.31% for Class C shares; 4.47% for Class S shares.

(3) KEEP IN MIND THAT PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume rein- vestment of capital gains distributions and income dividends at net asset value. Returns for Class B(1) reflect Class B performance through December 31, 1998. Class B (1) was introduced on January 1, 1999.

(4) Performance reflects a maximum 4.5% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable.

(5) Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs.


PLEASE NOTE THAT THE DISCUSSION THROUGHOUT THIS SHAREHOLDER REPORT IS DATED AS INDICATED AND, BECAUSE OF POSSIBLE CHANGES IN VIEWPOINT, DATA AND TRANSACTIONS, SHOULD NOT BE RELIED UPON AS BEING CURRENT THEREAFTER.

-------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended December 31, 2001)
--------------------------------------------------------------------------------
TOTAL VALUE OF $10,000 INVESTED ON 12/31/1991(4)
(Class A shares, at maximum applicable sales charge)

            "12/91"                            $ 9,550
            "12/92"                             10,416
            "12/93"                             11,789
            "12/94"                             11,077
            "12/95"                             12,751
            "12/96"                             13,220
            "12/97"                             14,439
            "12/98"                             15,294
            "12/99"                             14,549
            "12/00"                             16,074
            "12/01"                             16,724

        AVERAGE ANNUAL TOTAL RETURNS
        (at maximum applicable sales charge)(3)(4)(5)
        -----------------------------------------------------------
                                10 YEARS      5 YEARS        1 YEAR
        -----------------------------------------------------------
        Class A                  5.28%         3.85%         -0.64%
        -----------------------------------------------------------
        Class B(1)               5.11%         3.74%         -1.53%
        -----------------------------------------------------------
        Class B                  5.11%         3.74%         -1.53%
        -----------------------------------------------------------
        Class C                  5.10%         4.07%          2.32%
        -----------------------------------------------------------
        Class S                  6.02%         5.11%          4.47%
        -----------------------------------------------------------

        AVERAGE ANNUAL TOTAL RETURNS
        (does not reflect sales charge)(3)(5)
        -----------------------------------------------------------
                                10 YEARS      5 YEARS        1 YEAR
        -----------------------------------------------------------
        Class A                  5.76%         4.81%          4.04%
        -----------------------------------------------------------
        Class B(1)               5.11%         4.08%          3.44%
        -----------------------------------------------------------
        Class B                  5.11%         4.08%          3.44%
        -----------------------------------------------------------
        Class C                  5.11%         4.07%          3.31%
        -----------------------------------------------------------
        Class S                  6.02%         5.11%          4.47%
        -----------------------------------------------------------
        Performance results for the fund are increased by the voluntary reduction of fund fees and expenses; without subsidization, performance would have been lower.

                                                TAXABLE
                                            EQUIVALENT YIELD
                                              (35% federal
                                YIELD         tax bracket)
        -----------------------------------------------------
        Class A                 4.03%            6.20%
        -----------------------------------------------------
        Class B(1)              3.52%            5.42%
        -----------------------------------------------------
        Class B                 3.52%            5.42%
        -----------------------------------------------------
        Class C                 3.51%            5.40%
        -----------------------------------------------------
        Class S                 4.51%            6.94%
        -----------------------------------------------------
        Yield is based on net investment income for the 30 days ended December 31, 2001. While a substantial portion of income will be exempt from federal income tax, investors may be subject to alternative minimum tax and income may be subject to state or local tax. Investors should consult their tax adviser.

PORTFOLIO MANAGER'S REVIEW
New York Tax-Free Fund: A Strong Environment for Municipal Bonds

[Photo of Paul Clifford]

     Paul Clifford
   Portfolio Manager

We spoke with Paul Clifford, portfolio manager of State Street Research New York Tax-Free Fund, about the year ended December 31, 2001 and his outlook for the period ahead.

Q: HOW DID THE FUND PERFORM LAST YEAR?

A: Class A shares returned 4.04% (does not reflect sales charge) for the 12 months ended December 31, 2001.(2) The fund underperformed the Lehman Brothers Municipal Bond Index, which returned 5.13%.(1)

Q: WHAT FACTORS DROVE THE MUNICIPAL BOND MARKET DURING THE YEAR?

A: The supply of municipal bonds was higher than normal in 2001. Usually that's a negative. However, a volatile and difficult stock market supported the demand for municipals. In addition, low inflation provided a solid base for the fixed income markets in general. Municipal yields ended the year slightly higher than they were at the beginning of the year and credit spreads narrowed.

Q: WHAT ACCOUNTED FOR THE FUND'S PERFORMANCE?

A: Overall, the fund benefited from a strong environment for bonds. However, because we were slightly underweight in high-yield bonds, which were the market's strongest performers, we modestly underperformed the index. Our emphasis on longer-duration bonds also contributed to the fund's slight underperformance. (Duration is a measure of a fund's sensitivity to changing interest rates.) Rising interest rates in the last quarter brought the value of longer-term bonds down somewhat.

Q: WHAT INVESTMENTS HELPED THE FUND'S PERFORMANCE?

A: Pre-refunded bonds were our strongest performers. These short-term municipals rallied as yields fell in response to the Federal Reserve Board's interest rate cuts. The fund's investments in higher-yielding bonds also helped performance as credit spreads narrowed during the year. In addition, life care bonds and co-generation power bonds performed well as the individual securities held in those sectors benefited from improving fundamentals.

Q: WHAT WERE THE FUND'S DISAPPOINTMENTS?

A: Single-family mortgage revenue bonds performed poorly. As interest rates on mortgages fell dramatically, many homeowners took advantage of falling rates to refinance their mortgages. These prepayments hurt the value of mortgage bonds. Our investment in hospital bonds delivered disappointing returns as the sector was hurt by deteriorating fundamentals.

Q: WHAT IS YOUR OUTLOOK FOR THE BOND MARKET IN YEAR AHEAD?

A: I expect the demand for municipal bonds to remain strong in the period ahead. The events of the past year have demonstrated to investors the benefits of diversification in their portfolios. We also expect investors to continue to favor fixed income investments in response to ongoing volatility in the equity markets. Going forward, I plan to reduce the fund's exposure to high-yield bonds and modestly shorten duration on the expectation that the next move in interest rates will probably be upward.


December 31, 2001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

BOND QUALITY RATINGS*
(by percentage of long-term investments)

                AAA                             33%
                AA                              21%
                A                               22%
                BBB                             20%
                BB                               4%

TOP 5 SECTORS
(by percentage of net assets)

                GENERAL OBLIGATION            21.9%
                SPECIAL/SALES TAX             12.7%
                WATER/SEWER                   12.1%
                COLLEGE & UNIVERSITY          12.0%
                LIFE CARE                      9.8%

                Total: 68.5%

                As rated by Standard & Poor's Corporation or
                Moody's Investors Service, Inc.

                * 15% of the above bonds were not rated but
                  were given a comparable rating by the fund's portfolio manager.

STATE STREET RESEARCH NEW YORK TAX-FREE FUND

-----------------------------------------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
December 31, 2001

-----------------------------------------------------------------------------------------------------------------
                                                          PRINCIPAL             MATURITY               VALUE
                                                            AMOUNT                DATE               (NOTE 1)
-----------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS 98.9%
GENERAL OBLIGATION 21.9%

County of Onondaga, New York, General Improvement
(Serial) Bonds, 1992, 5.70% ..........................    $  2,000,000            4/01/2007          $  2,176,120

Commonwealth of Puerto Rico, General Obligation Public
Improvement Refunding Bonds, Series 1998, 5.25% ......       1,000,000            7/01/2012             1,043,910

County of Nassau, New York, General Obligation
Refunding Bonds, Series G, MBIA Insured, 5.45% .......       1,000,000            1/15/2015             1,061,940

Commonwealth of Puerto Rico, General Obligation Public
Improvement Refunding Bonds Series 1995A, MBIA
Insured, 5.65%                                               1,000,000            7/01/2015             1,099,430

Commonwealth of Puerto Rico, Public Improvement Bonds
of 1999, MBIA Insured, 5.25% .........................       1,000,000            7/01/2015             1,059,660

County of Monroe, New York, Public Improvement
Refunding Bonds, Series A, 6.00% .....................       1,535,000            3/01/2017             1,722,009

Commonwealth of Puerto Rico, General Obligation
Refunding Bonds, Series 1999, MBIA Insured, 0.00% ....       1,000,000            7/01/2017               454,410

City of New York, General Obligation Refunding Bonds,
Series H, 6.00% ......................................       1,500,000            8/01/2017             1,570,545

County of Orange, New York, Various Purposes Serial
Bonds-1997, 5.125% ...................................       1,000,000            9/01/2019               999,930
                                                                                                     ------------
                                                                                                       11,187,954
                                                                                                     ------------
AIRPORT 2.0%

Port Authority of New York and New Jersey, Special
Project Bonds, Series 6, JFK International Air
Terminal LLC Project, MBIA Insured, Subject to AMT,
5.75% ................................................       1,000,000           12/01/2022             1,032,980
                                                                                                     ------------
CERTIFICATES OF PARTICIPATION 2.4%

City of Syracuse, New York, (Syracuse Hancock
International Airport), Certificates of Participation,
Series 1992, Subject to AMT, 6.60% ...................       1,185,000            1/01/2006             1,211,011
                                                                                                     ------------
COLLEGE & UNIVERSITY 12.0%

Dormitory Authority of the State of New York, Canisius
College, Revenue Bonds, Series 1995, CapMAC Insured,
0.00% ................................................       1,550,000            7/01/2013               886,801

Dormitory Authority of the State of New York,
Montefiore Medical Center, FHA-Insured Mortgage
Hospital Revenue Bonds, Series 1996, Ambac Insured,
5.25% ................................................       1,000,000            2/01/2015             1,015,010

Dormitory Authority of the State of New York, State
University Educational Facilities, Revenue Bonds,
Series C, FSA Insured, 5.75% .........................       1,000,000            5/15/2016             1,095,030

Dormitory Authority of the State of New York, City
University System Consolidated, Series A, Ambac
Insured, 5.625% ......................................       1,000,000            7/01/2016             1,082,750

Tompkins County Industrial Development Agency, Civic
Facility Revenue Bonds, Series 2000 Cornell University
Project, 5.625% ......................................       1,000,000            7/01/2020             1,040,290

Dormitory Authority of the State of New York, St.
John's University, Insured Revenue Bonds, Series 2001,
Ambac Insured, 5.25% .................................       1,000,000            7/01/2025               993,990
                                                                                                     ------------
                                                                                                        6,113,871
                                                                                                     ------------
HOSPITAL/HEALTHCARE 7.5%

Dormitory Authority of the State of New York, Nyack
Hospital Revenue Bonds, Series 1996, 6.00% ...........       1,500,000            7/01/2006             1,390,605

Dormitory Authority of the State of New York, Mental
Health Services Facilities Improvement Revenue Bonds,
5.50% ................................................         995,000            8/15/2017             1,013,408

County of Suffolk, New York, Industrial Development
Agency, Civic Facility Revenue Bonds, Series, 1999A,
(The Southampton Hospital Association Civic Facility),
7.25% ................................................       1,500,000            1/01/2030             1,444,515
                                                                                                     ------------
                                                                                                        3,848,528
                                                                                                     ------------
LEASE 8.1%

Lyons Community Health Initatives Corp., Facility
Revenue Bonds, Series 1994, 6.55% ....................         470,000            9/01/2009               503,154

Dormitory Authority of the State of New York, State
University Educational Facilities, Revenue Bonds,
Series 1993 A, 5.50% .................................       2,500,000            5/15/2019             2,633,400

Lyons Community Health Initiatives Corp., (New York),
Facility Revenue Bonds, Series 1994, 6.80% ...........         940,000            9/01/2024               996,569
                                                                                                     ------------
                                                                                                        4,133,123
                                                                                                     ------------
LIFE CARE 9.8%

Tompkins County Industrial Development Agency, Life
Care Community Revenue Bonds, 1994 (Kendal at Ithaca
Inc., Project), 7.70% ................................       1,430,000            6/01/2011             1,479,664

Orange County Industrial Development Agency Life Care
Community Revenue Bonds, The Glen Arden, Inc. Project
Series 1998, 5.625% ..................................       1,000,000            1/01/2018               888,270

County of Suffolk, New York, Industrial Development
Agency, Continuing Care Retirement Community, First
Mortgage Fixed Rate Revenue Bonds, (Jefferson's Ferry
Project-Series 1999A), 7.20% .........................       1,500,000           11/01/2019             1,570,785

Tompkins County Industrial Development Agency, Life
Care Community Revenue Bonds, 1994 (Kendal at Ithaca
Inc., Project), 7.875% ...............................       1,000,000            6/01/2024             1,033,620
                                                                                                     ------------
                                                                                                        4,972,339
                                                                                                     ------------
POWER 2.1%

Long Island Power Authority, Electric System General
Revenue Bonds, Series 1998A, FSA Insured, 0.00% ......       2,000,000           12/01/2014             1,056,140
                                                                                                     ------------

PRE-REFUNDED BONDS 4.3%

New York State Thruway Authority, Service Contract
Revenue Bonds, Pre-Refunded to 4/1/2005 @ 102, 6.25% .       1,000,000            4/01/2014             1,120,180

New York City Municipal Water Finance Authority, Water
and Sewer System Revenue Bonds, Fiscal 2000 Series B,
Prefunded, 6.00% .....................................         935,000            6/15/2033             1,069,715
                                                                                                     ------------
                                                                                                        2,189,895
                                                                                                     ------------
SPECIAL/SALES TAX 12.7%

New York Local Government Assistance Corp., (A Public
Benefit Corporation of the State of New York), Series
1993E Refunding Bonds, 6.00% .........................       2,500,000            4/01/2014             2,790,700

New York City Transitional Finance Authority, Future
Tax Secured Bonds, Fiscal 2001 Series C, (Fixed Rate
Bonds), 5.375% .......................................         500,000            2/01/2017               510,515

Commonwealth of Puerto Rico Infrastructure, Series A,
5.50% ................................................       1,000,000           10/01/2017             1,053,520

New York City Transitional Finance Authority, Future
Tax Secured Bonds, Fiscal 2000 Series C, 5.875% ......       1,000,000           11/01/2017             1,068,900

Virgin Islands Public Finance Authority, Revenue
Bonds, (Virgin Islands Gross Receipts Taxes Loan,
Note), Series 1999A, 6.375% ..........................       1,000,000           10/01/2019             1,069,530
                                                                                                     ------------
                                                                                                        6,493,165
                                                                                                     ------------
STRUCTURED FINANCINGS 2.0%

Port Authority of New York and New Jersey, Special
Project Bonds, Series 4, KIAC Partners Project,
Subject to AMT, 6.75% ................................       1,000,000           10/01/2011             1,038,480
                                                                                                     ------------
TOLL ROADS/TURNPIKE AUTHORITIES 2.0%

New York State Thruway Authority, Local Highway and
Bridge Service Contract Bonds Series 1999, MBIA
Insured, 5.75% .......................................       1,000,000            4/01/2019             1,049,870
                                                                                                     ------------
WATER & SEWER 12.1%

City of Niagara Falls, Niagara County, New York, Water
Treatment Plant Bonds, Series 1994, MBIA Insured,
Subject to AMT, 8.50% ................................       1,000,000           11/01/2006             1,200,430

New York State Environmental Facilities Corporation,
State Water Pollution Control, Revolving Fund Revenue
Bonds, Series 1994 D, (Pooled Loan Issue), 6.70% .....       2,000,000           11/15/2009             2,242,960

Commonwealth of Puerto Rico, Aqueduct and Sewer
Authority, General Revenue Bonds, 6.25% ..............       1,525,000            7/01/2012             1,717,119

New York City Municipal Water Finance Authority, Water
and Sewer System Revenue Bonds, Capital Appreciation
Series D, 0.00% ......................................       1,000,000            6/15/2020               371,700

New York City Municipal Water Finance Authority, Water
and Sewer System Revenue Bonds, Fiscal 2000 Series B,
Unrefunded, 6.00% ....................................         565,000            6/15/2033               634,066
                                                                                                     ------------
                                                                                                        6,166,275
                                                                                                     ------------
Total Municipal Bonds (Cost $47,374,107) ..................................................            50,493,631
                                                                                                     ------------
SHORT-TERM OBLIGATIONS 0.6%

City of New York, General Obligation Bonds, Fiscal
1994, Series A9, 1.35% ...............................         300,000           12/19/2001(+)            300,000
                                                                                                     ------------
Total Short-Term Obligations (Cost $300,000) ..............................................               300,000
                                                                                                     ------------
Total Investments (Cost $47,674,107) - 99.5% ..............................................            50,793,631

Cash and Other Assets, Less Liabilities - 0.5% ............................................               241,771
                                                                                                     ------------
Net Assets - 100.0% .......................................................................          $ 51,035,402
                                                                                                     ============

Federal Income Tax Information:

At December 31, 2001, the net unrealized appreciation of investments based on cost for federal income tax purposes of $47,674,107 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of
  value over tax cost .....................................................................          $  3,239,444

Aggregate gross unrealized depreciation for all investments in which there is an excess of
  tax cost over value .....................................................................              (119,920)
                                                                                                     ------------
                                                                                                     $  3,119,524
                                                                                                     ============
-----------------------------------------------------------------------------------------------------------------
(+) Interest rate on this obligation may reset daily.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH NEW YORK TAX-FREE FUND

-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
December 31, 2001

ASSETS
Investments, at value (Cost $47,674,107) (Note 1) ................  $50,793,631
Cash .............................................................       42,803
Interest receivable ..............................................      824,630
Receivable from Distributor (Note 3) .............................       94,767
Receivable for fund shares sold ..................................        2,887
Other assets .....................................................        6,342
                                                                    -----------
                                                                     51,765,060
LIABILITIES
Payable for fund shares redeemed .................................      500,514
Dividends payable ................................................       44,343
Accrued transfer agent and shareholder services
  (Note 2) .......................................................       27,776
Accrued management fee (Note 2) ..................................       24,162
Accrued administration fee (Note 2) ..............................       16,456
Accrued distribution and service fees (Note 5) ...................        9,827
Accrued trustees' fees (Note 2) ..................................        4,092
Other accrued expenses ...........................................      102,488
                                                                    -----------
                                                                        729,658
                                                                    -----------
NET ASSETS .......................................................  $51,035,402
                                                                    ===========
Net Assets consist of:
  Undistributed net investment income ............................  $    18,895
  Unrealized appreciation of investments .........................    3,119,524
  Accumulated net realized loss ..................................   (1,272,014)
  Paid-in capital ................................................   49,168,997
                                                                    -----------
                                                                    $51,035,402
                                                                    ===========
Net Asset Value and redemption price per share of Class A shares
  ($18,602,360 / 2,301,339 shares) ...............................        $8.08
                                                                          =====
Maximum Offering Price per share of Class A shares ($8.08 / 0.955)        $8.46
                                                                          =====
Net Asset Value and offering price per share of
  Class B(1) shares ($4,401,478 / 544,375 shares)* ...............        $8.09
                                                                          =====
Net Asset Value and offering price per share of
  Class B shares ($8,678,652 / 1,073,286 shares)* ................        $8.09
                                                                          =====
Net Asset Value and offering price per share of
  Class C shares ($881,327 / 108,877 shares)* ....................        $8.09
                                                                          =====
Net Asset Value, offering price and redemption price per share of
  Class S shares ($18,471,585 / 2,281,807 shares) ................        $8.10
                                                                          =====

-------------------------------------------------------------------------------
* Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the year endedDecember 31, 2001

INVESTMENT INCOME
Interest .........................................................   $3,167,394

EXPENSES
Management fee (Note 2) ..........................................      311,174
Transfer agent and shareholder services (Note 2) .................      155,349
Distribution and service fees - Class A (Note 5) .................       56,165
Distribution and service fees - Class B(1) (Note 5) ..............       48,479
Distribution and service fees - Class B (Note 5) .................      114,448
Distribution and service fees - Class C (Note 5) .................        8,498
Reports to shareholders ..........................................      110,356
Custodian fee ....................................................      105,885
Administration fee (Note 2) ......................................      102,252
Legal fees .......................................................       24,750
Audit fee ........................................................       16,096
Trustees' fees (Note 2) ..........................................        9,650
Registration fees ................................................        2,869
                                                                     ----------
                                                                      1,065,971
Expenses borne by the Distributor (Note 3) .......................     (350,922)
Fees paid indirectly (Note 2) ....................................       (6,552)
                                                                     ----------
                                                                        708,497
                                                                     ----------
Net investment income ............................................    2,458,897
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments (Notes 1 and 4) .................      337,407
Change in unrealized depreciation of investments .................     (468,080)
                                                                     ----------
Net loss on investments ..........................................     (130,673)
                                                                     ----------
Net increase in net assets resulting from operations .............   $2,328,224
                                                                     ==========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH NEW YORK TAX-FREE FUND

-----------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------
                                                                         YEARS ENDED DECEMBER 31
                                                                  -----------------------------------
                                                                       2000                  2001
-----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income .........................................     $ 2,767,919           $ 2,458,897
Net realized gain (loss) on investments .......................        (172,680)              337,407
Change in unrealized appreciation (depreciation) of
  investments .................................................       3,072,239              (468,080)
                                                                    -----------           -----------
Net increase resulting from operations ........................       5,667,478             2,328,224
                                                                    -----------           -----------
Dividends from net investment income:
  Class A .....................................................        (880,852)             (857,436)
  Class B(1) ..................................................        (154,443)             (188,516)
  Class B .....................................................        (534,008)             (444,466)
  Class C .....................................................         (30,284)              (32,853)
  Class S .....................................................      (1,120,298)           (1,012,235)
                                                                    -----------           -----------
                                                                     (2,719,885)           (2,535,506)
                                                                    -----------           -----------
Net decrease from fund share
  transactions (Note 9) .......................................      (9,192,221)           (6,735,023)
                                                                    -----------           -----------
Total decrease in net assets ..................................      (6,244,628)           (6,942,305)
NET ASSETS
Beginning of year .............................................      64,222,335            57,977,707
                                                                    -----------           -----------
End of year (including undistributed net
  investment income of $95,504 and
  $18,895, respectively) ......................................     $57,977,707           $51,035,402
                                                                    ===========           ===========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH NEW YORK TAX-FREE FUND

-------------------------------------------------------------------------------
NOTES TO FIANANCIAL STATEMENTS
-------------------------------------------------------------------------------
December 31, 2001

NOTE 1

State Street Research New York Tax-Free Fund is a series of State Street Research Tax-Exempt Trust (the "Trust"), which was organized as a Massachusetts business trust in December 1985 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists presently of two separate funds: State Street Research New York Tax-Free Fund and State Street Research Tax-Exempt Fund.

The investment objective of the fund is to seek a high level of interest income exempt from federal income taxes and New York State and New York City personal income taxes. To achieve its investment objective, the fund intends to invest primarily in securities which are issued by or on behalf of New York State or its political subdivisions and by other governmental entities.

The fund offers five classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and pay annual service and distribution fees equal to 0.30% of average daily net assets. Class B shares are offered only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds. Class B(1) and Class B pay annual service and distribution fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B
(1) shares are subject to a contingent deferred sales charge on certain redemptions made within six years of purchase. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect, wholly-owned subsidiary of MetLife, Inc. ("MetLife"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees. The fund's expenses are borne pro rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENT VALUATION
Tax-exempt securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term obligations are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

B. SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. NET INVESTMENT INCOME
Net investment income is determined daily and consists of interest accrued and discount earned, less amortization of premium and the estimated daily expenses of the fund. Interest income is accrued daily as earned. The fund is charged for expenses directly attributable to it, while indirect expenses are allocated between both funds in the Trust.

D. DIVIDENDS
Dividends are declared daily by the fund based upon projected net investment income and paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. The fund has designated $12,672 as ordinary income dividends and $2,522,834 as tax-exempt dividends.

E. FEDERAL INCOME TAXES
No provision for federal income taxes is necessary because the fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At December 31, 2001, the fund had a capital loss carryforward of $1,252,317 available, to the extent provided in regulations, to offset future capital gains, if any, of which $724,707 and $527,610 expire on December 31, 2007 and 2008, respectively.

F. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. SECURITIES LENDING
The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the fund will bear the loss. During the year ended December 31, 2001, there were no loaned securities.

NOTE 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.55% of the fund's average daily net assets. In consideration of these fees, the Adviser furnishes the fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended December 31, 2001, the fees pursuant to such agreement amounted to $311,174.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect, wholly-owned subsidiary of MetLife, provides certain shareholder services to the fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the fund. Total shareholder service costs are allocated to each fund in the same ratios as the transfer agent costs. During the year ended December 31, 2001, the amount of such expenses was $63,791.

The fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the year ended December 31, 2001, the fund's transfer agent fees were reduced by $6,552 under this arrangement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $9,650 during the year ended December 31, 2001.

The fund has agreed to pay the Adviser for certain administrative costs incurred in providing other assistance and services to the fund. The fee was based on a fixed amount that has been allocated equally among State Street Research funds. During the year ended December 31, 2001, the amount of such expenses was $102,252.

NOTE 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the fund. During the year ended December 31, 2001, the amount of such expenses assumed by the Distributor and its affiliates was $350,922.

NOTE 4

For the year ended December 31, 2001, purchases and sales of securities, exclusive of short-term obligations, aggregated $11,027,019 and $17,703,499, respectively.

NOTE 5

The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plans, the fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1), Class B and Class C shares. In addition, the fund pays annual distribution fees of 0.05% of average daily net assets for Class A shares. The fund pays annual distribution fees of 0.75% of average daily net assets for Class B(1), Class B and Class C shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended December 31, 2001, fees pursuant to such plans amounted to $56,165, $48,479, $114,448 and $8,498 for Class A, Class B(1), Class B and
Class C shares, respectively. For Class A, Class B, and Class C shares, the payments are intended to reimburse the distributor for expenditures incurred under the plan, and any unused payments are returnable to the fund. As of December 31, 2001, there were $163,167, $916,507 and $1,218,284 for Class A,
Class B, and Class C, respectively, of unreimbursed distribution and shareholder servicing related expenses to be carried forward to future plan years. For Class B(1) shares, the payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund.

The fund has been informed that the Distributor and MetLife Securities, Inc., a wholly-owned subsidiary of MetLife, earned initial sales charges aggregating $48,601 and $35,768, respectively, on sales of Class A shares of the fund during the year ended December 31, 2001, and that MetLife Securities, Inc. earned commissions aggregating $56,270 on sales of Class B(1) shares, and that the Distributor collected contingent deferred sales charges aggregating $71,694 and $63,969 on redemptions of Class B(1) and Class B shares, respectively, during the same period.

NOTE 6

Under normal circumstances at least 80% of the fund's net assets will be invested in New York Municipal Obligations. New York State and New York City face potential economic problems due to various financial, social, economic and political factors which could seriously affect their ability to meet continuing obligations for principal and interest payments. Also, the fund is able to invest up to 25% of total assets in a single industry. Accordingly, the fund's investments may be subject to greater risk than those in a fund with more restrictive concentration limits.

NOTE 7

At a meeting held on August 1, 2001, the Board of Trustees voted that it is in the best interest of the fund's shareholders to merge the fund into State Street Research Tax-Exempt Fund.

A Special Meeting of Shareholders of the fund has been scheduled for February 12, 2002. At this meeting, shareholders will be asked to consider and approve an Agreement and Plan of Reorganization between the fund and the State Street Research Tax-Exempt Fund.

If the proposal is approved by the shareholders of the fund, the State Street Research Tax-Exempt Fund would acquire substantially all of the assets and liabilities of the fund. As a result of this transaction, shareholders of the fund would receive in exchange for shares of the fund, shares of the corresponding class of the State Street Research Tax-Exempt Fund with an aggregate value equivalent to the aggregate net asset value of their fund investment at the time of the transaction. The transaction is conditioned upon the receipt of an opinion of counsel to the effect that the transaction would be free from federal income taxes to the shareholders of the fund.

NOTE 8

At December 31, 2001, investments totalling 13.6% of the fund's net assets were insured as to the timely payment of principal and interest by Municipal Bond Investors Assurance Corp. (MBIA).

NOTE 9

The Trustees have the authority to issue an unlimited number of shares of beneficial interest at $0.001 par value per share. At December 31, 2001, the Adviser owned 59,032 Class C shares and MetLife owned 58,907 Class B(1) shares of the fund.

These transactions break down by share class as follows:
                                                           YEARS ENDED DECEMBER 31
                                       ---------------------------------------------------------------
                                                    2000                             2001
                                       ---------------------------------------------------------------
CLASS A                                   SHARES           AMOUNT          SHARES           AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold .........................       295,567     $   2,315,163        467,175       $ 3,829,363
Issued upon reinvestment of dividends
    from net investment income ......        83,710           655,392         75,562           619,084
Shares redeemed .....................      (728,835)       (5,673,555)      (503,014)       (4,124,600)
                                           --------    --------------       --------      ------------
Net increase (decrease) .............      (349,558)   ($   2,703,000)        39,723       $   323,847
                                           ========    ==============       ========      ============

CLASS B(1)                                SHARES           AMOUNT          SHARES           AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold .........................       192,031     $   1,508,078        199,376       $ 1,634,808
Issued upon reinvestment of dividends
    from net investment income ......        14,671           114,937         12,717           103,672
Shares redeemed .....................      (124,880)         (971,709)      (241,544)       (1,991,774)
                                           --------    --------------       --------      ------------
Net increase (decrease) .............        81,822     $     651,306        (29,451)     ($   253,294)
                                           ========    ==============       ========      ============

CLASS B                                   SHARES           AMOUNT          SHARES           AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold .........................        30,033        $  231,539         40,076       $   327,400
Issued upon reinvestment of dividends
from net investment income ..........        50,518           395,434         40,152           329,615
Shares redeemed .....................      (465,578)       (3,607,736)      (559,542)       (4,589,824)
                                           --------    --------------       --------      ------------
Net decrease ........................      (385,027)   ($   2,980,763)      (479,314)     ($ 3,932,809)
                                           ========    ==============       ========      ============

CLASS C                                   SHARES           AMOUNT          SHARES           AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold .........................        13,040        $  101,514         13,193       $   108,051
Issued upon reinvestment of dividends
    from net investment income ......           851             6,666            846             6,900
Shares redeemed .....................       (11,938)          (92,322)        (1,755)          (14,390)
                                           --------    --------------       --------      ------------
Net increase ........................         1,953     $      15,858         12,284       $   100,561
                                           ========    ==============       ========      ============

CLASS S                                   SHARES           AMOUNT          SHARES           AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold .........................        21,259        $  166,090         11,286       $    92,002
Issued upon reinvestment of dividends
    from net investment income ......        95,122           747,692         70,510           579,879
Shares redeemed .....................      (654,752)       (5,089,404)      (441,820)       (3,645,209)
                                           --------    --------------       --------      ------------
Net decrease ........................      (538,371)   ($   4,175,622)      (360,024)     ($ 2,973,328)
                                           ========    ==============       ========      ============
------------------------------------------------------------------------------------------------------

STATE STREET RESEARCH NEW YORK TAX-FREE FUND

-------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------

For a share outstanding throughout each year:
                                                                                CLASS A
                                               --------------------------------------------------------------------------
                                                                          YEARS ENDED DECEMBER 31
                                               --------------------------------------------------------------------------
                                                 1997             1998             1999            2000             2001
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)           8.13             8.48             8.52             7.72            8.13
                                                 ----             ----             ----             ----            ----
  Net investment income ($)*                     0.39             0.39             0.40             0.38            0.36
  Net realized and unrealized gain (loss)
    on investments and futures
    contracts ($)                                0.35             0.09            (0.77)            0.41           (0.03)
                                                 ----             ----             ----             ----            ----
TOTAL FROM INVESTMENT OPERATIONS ($)             0.74             0.48            (0.37)            0.79            0.33
                                                 ----             ----             ----             ----            ----
  Dividends from net investment income ($)      (0.39)           (0.40)           (0.40)           (0.38)          (0.38)
  Distributions from capital gains ($)            --             (0.04)           (0.03)             --              --
                                                 ----             ----             ----             ----            ----
TOTAL DISTRIBUTIONS ($)                         (0.39)           (0.44)           (0.43)           (0.38)          (0.38)
                                                 ----             ----             ----             ----            ----
NET ASSET VALUE, END OF YEAR ($)                 8.48             8.52             7.72             8.13            8.08
                                                 ====             ====             ====             ====            ====
Total return (%)(a)                              9.22             5.92            (4.87)           10.48            4.04

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)        20,193           21,831           20,158           18,390          18,602
Expense ratio (%)*                               1.10             1.12             1.11             1.14            1.16
Expense ratio after expense reductions (%)*      1.10             1.10             1.10             1.13            1.15
Ratio of net investment income to average
  net assets (%)*                                4.88             4.55             4.54             4.89            4.44
Portfolio turnover rate (%)                     50.92            32.86            43.02            22.78           19.98
* Reflects voluntary reduction of expenses
  of these amounts (Note 3) (%)                  0.16             0.13             0.17             0.52            0.63

                                                                                               CLASS B(1)
                                                                             --------------------------------------------
                                                                                         YEARS ENDED DECEMBER 31
                                                                             --------------------------------------------
                                                                                1999(b)             2000            2001
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                                            8.52               7.72           8.13
                                                                                  ----               ----           ----
  Net investment income ($)*                                                      0.34               0.33           0.31

  Net realized and unrealized gain (loss) on investments and futures
    contracts ($)                                                                (0.77)              0.40          (0.03)
                                                                                  ----               ----           ----
TOTAL FROM INVESTMENT OPERATIONS ($)                                             (0.43)              0.73           0.28
                                                                                  ----               ----           ----
  Dividends from net investment income ($)                                       (0.34)             (0.32)         (0.32)

  Distribution from capital gains ($)                                            (0.03)               --             --
                                                                                  ----               ----           ----
TOTAL DISTRIBUTIONS ($)                                                          (0.37)             (0.32)         (0.32)
                                                                                  ----               ----           ----
NET ASSET VALUE, END OF YEAR ($)                                                  7.72               8.13           8.09
                                                                                  ====               ====           ====
Total return (%)(a)                                                              (5.58)              9.70           3.44

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                                          3,797              4,665          4,401
Expense ratio (%)*                                                                1.86               1.86           1.86
Expense ratio after expense reductions (%)*                                       1.85               1.85           1.85
Ratio of net investment income to average net assets (%)*                         3.88               4.16           3.75
Portfolio turnover rate (%)                                                      43.02              22.78          19.98
* Reflects voluntary reduction of expenses
  of these amounts (Note 3) (%)                                                   0.18               0.53           0.62
-------------------------------------------------------------------------------------------------------------------------
(a) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily assumed a portion of the fund's expenses.
(b) January 1, 1999 (commencement of share class) to December 31, 1999.

STATE STREET RESEARCH NEW YORK TAX-FREE FUND

-------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (cont'd)
-------------------------------------------------------------------------------------------------------------------------
                                                                                CLASS B
                                               --------------------------------------------------------------------------
                                                                          YEARS ENDED DECEMBER 31
                                               --------------------------------------------------------------------------
                                                 1997             1998             1999            2000             2001
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)           8.13             8.48             8.52             7.72            8.13
                                                 ----             ----             ----             ----            ----
  Net investment income ($)*                     0.33             0.32             0.34             0.33            0.31
  Net realized and unrealized gain (loss)
    on investments and futures
    contracts ($)                                0.35             0.10            (0.77)            0.40           (0.03)
                                                 ----             ----             ----             ----            ----
TOTAL FROM INVESTMENT OPERATIONS ($)             0.68             0.42            (0.43)            0.73            0.28
                                                 ----             ----             ----             ----            ----
  Dividends from net investment income ($)      (0.33)           (0.34)           (0.34)           (0.32)          (0.32)
  Distributions from capital gains ($)            --             (0.04)           (0.03)             --              --
                                                 ----             ----             ----             ----            ----
TOTAL DISTRIBUTIONS ($)                         (0.33)           (0.38)           (0.37)           (0.32)          (0.32)
                                                 ----             ----             ----             ----            ----
NET ASSET VALUE, END OF YEAR ($)                 8.48             8.52             7.72             8.13            8.09
                                                 ====             ====             ====             ====            ====
Total return (%)(a)                              8.41             5.14            (5.58)            9.70            3.44

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)        17,426           19,273           14,957           12,627           8,679
Expense ratio (%)*                               1.85             1.87             1.86             1.86            1.86

Expense ratio after expense reductions (%)*      1.85             1.85             1.85             1.85            1.85
Ratio of net investment income to average
  net assets (%)*                                4.12             3.81             3.78             4.17            3.76
Portfolio turnover rate (%)                     50.92            32.86            43.02            22.78           19.98
* Reflects voluntary reduction of expenses
  of these amounts (Note 3) (%)                  0.16             0.13             0.17             0.51            0.60

                                                                                CLASS C
                                               --------------------------------------------------------------------------
                                                                          YEARS ENDED DECEMBER 31
                                               --------------------------------------------------------------------------
                                                 1997             1998            1999             2000            2001
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)           8.13             8.49             8.52             7.73            8.14
                                                 ----             ----             ----             ----            ----
  Net investment income ($)*                     0.34             0.32             0.35             0.33            0.31
  Net realized and unrealized gain (loss)
    on investments and futures
    contracts ($)                                0.35             0.09            (0.77)            0.40           (0.03)
                                                 ----             ----             ----             ----            ----
TOTAL FROM INVESTMENT OPERATIONS ($)             0.69             0.41            (0.42)            0.73            0.28
                                                 ----             ----             ----             ----            ----
  Dividends from net investment income ($)      (0.33)           (0.34)           (0.34)           (0.32)          (0.32)
  Distributions from capital gains ($)            --             (0.04)           (0.03)             --              --
                                                 ----             ----             ----             ----            ----
TOTAL DISTRIBUTIONS ($)                         (0.33)           (0.38)           (0.37)           (0.32)          (0.32)
                                                 ----             ----             ----             ----            ----
NET ASSET VALUE, END OF YEAR ($)                 8.49             8.52             7.73             8.14            8.09
                                                 ====             ====             ====             ====            ====
Total return (%)(a)                              8.53             5.01            (5.46)            9.68            3.31

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)           805            1,122              731              786             881
Expense ratio (%)*                               1.85             1.87             1.86             1.86            1.86
Expense ratio after expense reductions (%)*      1.85             1.85             1.85             1.85            1.85
Ratio of net investment income to average
  net assets (%)*                                4.11             3.80             3.78             4.17            3.74
Portfolio turnover rate (%)                     50.92            32.86            43.02            22.78           19.98
* Reflects voluntary reduction of expenses
  of these amounts (Note 3) (%)                  0.16             0.13             0.17             0.52            0.64
-------------------------------------------------------------------------------------------------------------------------
(a) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily reduced a portion of the fund's expenses.

STATE STREET RESEARCH NEW YORK TAX-FREE FUND

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                CLASS S
                                               --------------------------------------------------------------------------
                                                                          YEARS ENDED DECEMBER 31
                                               --------------------------------------------------------------------------
                                                 1997             1998             1999             2000            2001
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)           8.14             8.49             8.53             7.73            8.14
                                                 ----             ----             ----             ----            ----
  Net investment income ($)*                     0.43             0.41             0.42             0.41            0.39
  Net realized and unrealized gain (loss)
    on investments and futures contracts ($)     0.33             0.09            (0.77)            0.40           (0.03)
                                                 ----             ----             ----             ----            ----
TOTAL FROM INVESTMENT OPERATIONS ($)             0.76             0.50            (0.35)            0.81            0.36
                                                 ----             ----             ----             ----            ----
  Dividends from net investment income ($)      (0.41)           (0.42)           (0.42)           (0.40)          (0.40)
  Distributions from capital gains ($)            --             (0.04)           (0.03)             --              --
                                                 ----             ----             ----             ----            ----
TOTAL DISTRIBUTIONS ($)                         (0.41)           (0.46)           (0.45)           (0.40)          (0.40)
                                                 ----             ----             ----             ----            ----
NET ASSET VALUE, END OF YEAR ($)                 8.49             8.53             7.73             8.14            8.10
                                                 ====             ====             ====             ====            ====
Total return (%)(a)                              9.48             6.18            (4.63)           10.78            4.47

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)        31,759           29,505           27,579           21,510          18,472
Expense ratio (%)*                               0.85             0.87             0.86             0.86            0.86
Expense ratio after expense reductions (%)*      0.85             0.85             0.85             0.85            0.85
Ratio of net investment income to average
  net assets (%)*                                5.13             4.81             4.79             5.17            4.75
Portfolio turnover rate (%)                     50.92            32.86            43.02            22.78           19.98

*Reflects voluntary reduction of expenses
  of these amounts (Note 3) (%)                  0.16             0.13             0.17             0.51            0.62
-------------------------------------------------------------------------------------------------------------------------
(a) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily reduced a portion of the fund's expenses.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH
TAX-EXEMPT TRUST AND THE SHAREHOLDERS OF
STATE STREET RESEARCH NEW YORK TAX-FREE FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research New York Tax-Free Fund (a series of State Street Research Tax-Exempt Trust, hereafter referred to as the "Trust") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As described in Note 7, the board of trustees voted to merge the fund into State Street Research Tax-Exempt Fund in February 2002.

February 7, 2002
PricewaterhouseCoopers LLP
Boston, Massachusetts

STATE STREET RESEARCH NEW YORK TAX-FREE FUND

-------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------------------------------------------

Class A shares of State Street Research New York Tax-Free Fund returned 4.04% (does not reflect sales charge) for the 12 months ended December 31, 2001. The fund slightly outperformed the Lipper General Municipal Debt Funds Average, which gained 3.90% for the same period, and underperformed the Lehman Brothers Municipal Bond Index, which returned 5.13%.

A volatile and difficult stock market supported the demand for municipal bonds. In a weak environment, lower-quality bonds outperformed higher-quality bonds and short-duration bonds outperformed longer durations. Our investment in higher-yielding bonds contributed to the fund's performance. However, because we were slightly underweighted in the sector, it was a drag on relative performance. We were also hurt by our investments in single-family mortgage revenue bonds and hospital bonds. As interest rates rose slightly during the last quarter of 2001 and the performance of longer-term bonds deteriorated somewhat, our emphasis on longer-duration bonds also contributed to the fund's slight underperformance.

Pre-refunded bonds were our strongest performers. Life care bonds and co-generation power bonds also made positive contributions to results.

December 31, 2001

KEEP IN MIND THAT PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. Performance reflects a maximum 4.5% Class A share front-end sales charge, or 5% Class B(1) share or Class B share or 1% Class C share contingent deferred sales charge, where applicable. Performance results for the fund are increased by the voluntary reduction of fund fees and expenses; without subsidization, performance would have been lower. The fund's returns include performance before the creation of share classes. Returns for Class B(1) reflect Class B performance through December 31, 1998. Class B(1) was introduced on January 1, 1999. Class S shares, offered without a sales charge, are available only through certain employee benefit plans and special programs. The Lehman Brothers Municipal Bond Index is comprised of 8,000 fixed-rate investment-grade municipal bonds, all from issuers larger than $50 million and with maturities greater than two years. The index is unmanaged and does not take sales charges into consideration. It is not possible to invest directly in the index. The Lipper General Municipal Debt Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper Average shows you how well the fund has done compared to competing funds. Results are for illustrative purposes only.

                     CHANGE IN VALUE OF $10,000 BASED ON
                   THE LEHMAN BROTHERS MUNICIPAL BOND INDEX
                    COMPARED TO CHANGE IN VALUE OF $10,000
                      INVESTED IN NEW YORK TAX-FREE FUND

Class A
                                                     Lehman Brothers
                             New York                 Municipal Bond
                           Tax-Free Fund                  Index
"12/91"                      $ 9,550                     $10,000
"12/92"                       10,416                      10,882
"12/93"                       11,789                      12,218
"12/94"                       11,077                      11,587
"12/95"                       12,751                      13,609
"12/96"                       13,220                      14,212
"12/97"                       14,439                      15,518
"12/98"                       15,294                      16,524
"12/99"                       14,549                      16,184
"12/00"                       16,074                      18,075
"12/01"                       16,724                      19,001


Class B(1)

                                                     Lehman Brothers
                             New York                 Municipal Bond
                           Tax-Free Fund                  Index
"12/91"                      $10,000                     $10,000
"12/92"                       10,907                      10,882
"12/93"                       12,292                      12,218
"12/94"                       11,464                      11,587
"12/95"                       13,099                      13,609
"12/96"                       13,479                      14,212
"12/97"                       14,613                      15,518
"12/98"                       15,364                      16,524
"12/99"                       14,506                      16,184
"12/00"                       15,913                      18,075
"12/01"                       16,461                      19,001


Class B

                                                     Lehman Brothers
                             New York                 Municipal Bond
                           Tax-Free Fund                  Index
"12/91"                      $10,000                     $10,000
"12/92"                       10,907                      10,882
"12/93"                       12,292                      12,218
"12/94"                       11,464                      11,587
"12/95"                       13,099                      13,609
"12/96"                       13,479                      14,212
"12/97"                       14,613                      15,518
"12/98"                       15,364                      16,524
"12/99"                       14,506                      16,184
"12/00"                       15,912                      18,075
"12/01"                       16,460                      19,001


Class C

                                                     Lehman Brothers
                             New York                 Municipal Bond
                           Tax-Free Fund                  Index
"12/91"                      $10,000                     $10,000
"12/92"                       10,907                      10,882
"12/93"                       12,306                      12,218
"12/94"                       11,462                      11,587
"12/95"                       13,095                      13,609
"12/96"                       13,475                      14,212
"12/97"                       14,625                      15,518
"12/98"                       15,358                      16,524
"12/99"                       14,518                      16,184
"12/00"                       15,924                      18,075
"12/01"                       16,452                      19,001



Class S

                                                     Lehman Brothers
                             New York                 Municipal Bond
                           Tax-Free Fund                  Index
"12/91"                      $10,000                     $10,000
"12/92"                       10,907                      10,882
"12/93"                       12,376                      12,218
"12/94"                       11,659                      11,587
"12/95"                       13,451                      13,609
"12/96"                       13,979                      14,212
"12/97"                       15,305                      15,518
"12/98"                       16,251                      16,524
"12/99"                       15,498                      16,184
"12/00"                       17,168                      18,075
"12/01"                       17,936                      19,001

STATE STREET RESEARCH NEW YORK TAX-FREE FUND

                                    TERM OF                                                     NUMBER OF
                                    OFFICE                                                        FUNDS
                                     AND                                                         IN FUND
                                    LENGTH                                                       COMPLEX          OTHER
                       POSITION(s)    OF                                                        OVERSEEN       DIRECTORSHIPS
NAME, ADDRESS             HELD       TIME                                                      BY TRUSTEE/       HELD BY
AND AGE(a)              WITH FUND   SERVED(b)      PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS    OFFICER(c)   TRUSTEE/OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

BRUCE R. BOND           Trustee      Since    Retired; formerly Chairman of the Board, Chief         25    Ceridian Corporation
(55)                                 1999     Executive Officer and President, PictureTel
                                              Corporation (video conferencing systems)

-----------------------------------------------------------------------------------------------------------------------------------
STEVEN A. GARBAN        Trustee      Since    Retired; formerly Senior Vice President for Finance    48    Metropolitan Series
(64)                                 1997     and Operations and Treasurer, The Pennsylvania               Fund, Inc.(d)
                                              State University

-----------------------------------------------------------------------------------------------------------------------------------
DEAN O. MORTON          Trustee      Since    Retired; formerly Executive Vice President, Chief      48    The Clorox Company;
(69)                                 1986     Operating Officer and Director, Hewlett-Packard              KLA-Tencor Corporation;
                                              Company (computer manufacturer)                              BEA Systems, Inc.;
                                                                                                           Cepheid; Pharsight
                                                                                                           Corporation; and
                                                                                                           Metropolitan Series Fund,
                                                                                                           Inc.(d)

-----------------------------------------------------------------------------------------------------------------------------------
SUSAN M. PHILLIPS       Trustee      Since    Dean, School of Business and Public Management,        25    None
(57)                                 1998     George Washington University; formerly a member of
                                              the Board of Governors of the Federal Reserve
                                              System; Chairman and Commissioner of the Commodity
                                              Futures Trading Commission

-----------------------------------------------------------------------------------------------------------------------------------
TOBY ROSENBLATT         Trustee      Since    President, Founder Investments Ltd. (investments);     48    A.P. PHARMA, Inc.; and
(63)                                 1993     formerly, President, The Glen Ellen Company                  Metropolitan Series Fund,
                                              (private investment firm)                                    Inc.(d)

-----------------------------------------------------------------------------------------------------------------------------------
MICHAEL S. SCOTT        Trustee      Since    Jay W. Forrester Professor of Management, Sloan        48    Metropolitan Series Fund,
MORTON                               1987     School of Management, Massachusetts Institute of             Inc.(d)
(64)                                          Technology

-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

RICHARD S. DAVIS        Trustee      Since    Chairman of the Board, President and Chief             30    None
(56)                                 2000     Executive Officer of State Street Research &
                                              Management Company; previously, Senior Vice
                                              President, Fixed Income Investments, Metropolitan
                                              Life Insurance Company and Managing Director, J.P.
                                              Morgan Investment Management

-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

PAUL J. CLIFFORD, JR.    Vice        Since    Senior Vice President of State Street Research &        2    None
(39)                   President     1993     Management Company; formerly, Vice President of
                                              State Street Research & Management Company

-----------------------------------------------------------------------------------------------------------------------------------
JOHN H. KALLIS           Vice        Since    Senior Vice President of State Street Research &       21    None
(61)                   President     1994     Management Company

-----------------------------------------------------------------------------------------------------------------------------------
JOHN S. LOMBARDO         Vice        Since    Executive Vice President and Chief Financial           30    None
(47)                   President     2001     Officer of State Street Research & Management
                                              Company; formerly, Senior Vice President, Product
                                              and Financial Management, MetLife Auto & Home

-----------------------------------------------------------------------------------------------------------------------------------
MARK A. MARINELLA        Vice        Since    Executive Vice President of State Street Research &    19    None
(43)                   President     2001     Management Company; formerly, Senior Vice President
                                              of State Street Research & Management Company and
                                              principal and senior portfolio manager, STW Fixed
                                              Income Management Ltd.

-----------------------------------------------------------------------------------------------------------------------------------
DOUGLAS A. ROMICH      Treasurer     Since    Senior Vice President and Treasurer of State Street    30    None
(45)                                 2001     Research & Management Company; formerly, Vice
                                              President of State Street Research & Management
                                              Company

-----------------------------------------------------------------------------------------------------------------------------------
FRANCIS J. MCNAMARA,   Secretary     Since    Executive Vice President, General Counsel and          30    None
III                                  1995     Secretary of State Street Research & Management
(46)                                          Company; formerly, Senior Vice President of State
                                              Street Research & Management Company

-----------------------------------------------------------------------------------------------------------------------------------

The Fund's Statement of Additional Information includes additional information about the Fund's trustees, and is available without charge, by contacting State Street Research, One Financial Center, Boston, Massachusetts 02111-2690, or by calling toll-free
1-87-SSR-FUNDS (1-877-773-8637).

(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.
(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective
    Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.
(c) Includes all series of 11 investment companies for which State Street Research & Management Company has served as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc. is
    MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-adviser to certain series of
    Metropolitan Series Fund, Inc.
(d) Serves as Director of Metropolitan Series Fund, Inc., an investment company comprising 23 separate portfolios.

STATE STREET RESEARCH NEW YORK TAX-FREE FUND                  -----------------
One Financial Center                                              PRSRT STD
Boston, MA 02111-2690                                               AUTO
                                                              U.S. POSTAGE PAID
                                                                HOLLISTON, MA
                                                                PERMIT NO. 20
                                                              -----------------

QUESTIONS? COMMENTS?

E-MAIL us at:
        info@ssrfunds.com
VISIT us on the Internet at:
        WWW.SSRFUNDS.COM
CALL us toll-free at 1-87-SSR-FUNDS (1-877-773-8637) Hearing-impaired:
        1-800-676-7876 Chinese- and Spanish-speaking: 1-888-638-3193
WRITE us at:
        State Street Research
        Service Center
        P.O. Box 8408
        Boston, MA 02266-8408

(C)2002 State Street Research Investment Services, Inc., One Financial Center, Boston, MA 02111-2690

This report is prepared for the general information of current shareholders.

This publication must be accompanied or preceded by a current State Street Research New York Tax-Free Fund prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

CONTROL NUMBER: (exp0203) SSR-LD                                 NYTF-1223-0202